PRINCIPAL FUNDS, INC.
(“PFI” or the “Registrant”)
Statement of Additional Information
Dated December 31, 2021, as amended and restated September 22, 2022
This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Registrant’s Prospectus. The Prospectus, which may be amended from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Registrant’s Prospectus dated December 31, 2021 for the A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6 and S share classes and the prospectus dated September 22, 2022 for the Global Sustainable Listed Infrastructure Fund.
Incorporation by Reference: The audited financial statements, schedules of investments and auditor’s report included in the Registrant’s Annual Report to Shareholders, for the fiscal year ended August 31, 2021, and the unaudited financial statements and schedules of investments included in the Fund’s Semi-Annual Report to Shareholders, for the period ended February 28, 2022, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current Prospectus, Semi-Annual or Annual Report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 219971
Kansas City, MO 64121-9971
The Prospectus may be viewed at www.principalfunds.com/prospectuses.
On June 14, 2022, the Fund’s Board of Directors approved the conversion of the Class R-5 shares of the Diversified Real Asset Fund into Class R-6 shares. Following the close of business on or about January 13, 2023, delete references to Class R-5 shares from the Statement of Additional Information for the Diversified Real Asset Fund.
Ticker Symbols by Share Class
Fund	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6	S
Blue Chip	PBLAX	PBLCX	PBCJX	PBCKX		PGBEX	PGBFX	PGBGX	PGBHX
Bond Market Index			PBIJX	PNIIX	PBIMX	PBOIX	PBIPX	PBIQX
Capital Securities										PCSFX
Diversified Real Asset	PRDAX			PDRDX		PGDRX		PGDTX	PDARX
Edge MidCap	PEMCX			PEDGX					PEDMX
Global Multi-Strategy	PMSAX			PSMIX					PGLSX
Global Sustainable Listed Infrastructure				PGSLX
International Equity Index				PIDIX	PILIX	PIIOX	PIIPX	PIIQX	PFIEX
International Small Company				PISMX					PFISX
Opportunistic Municipal	PMOAX			POMFX
Origin Emerging Markets	POEYX			POEIX					POEFX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDIX					PMDHX
Small-MidCap Growth				PSMHX
Spectrum Preferred and Capital Securities Income	PPSAX	PRFCX	PPSJX	PPSIX	PUSAX	PNARX	PQARX	PPARX	PPREX

HISTORY OF THE FUNDS
Principal Funds, Inc. (“PFI” or the “Registrant”) was organized as Principal Special Markets Fund, Inc. on January 28, 1993, as a Maryland corporation. PFI changed its name to Principal Investors Fund, Inc. effective September 14, 2000. PFI changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, PFI acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each series of PFI (each, a “Fund” and, together, the “Funds”) are shown in the following table.
Share Class
Fund	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6	S
Blue Chip	X	X	X	X		X	X	X	X
Bond Market Index			X	X	X	X	X	X
Capital Securities										X
Diversified Real Asset	X			X		X		X	X
Edge MidCap	X			X					X
Global Multi-Strategy	X			X					X
Global Sustainable Listed Infrastructure				X
International Equity Index				X	X	X	X	X	X
International Small Company				X					X
Opportunistic Municipal	X			X
Origin Emerging Markets	X			X					X
Small-MidCap Dividend Income	X	X		X					X
Small-MidCap Growth				X
Spectrum Preferred and Capital Securities Income	X	X	X	X	X	X	X	X	X
Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Global Investors, LLC (“PGI” or the “Manager”) may recommend to the Board of Directors (the “Board”), and the Board may elect, to close certain Funds to new investors or close certain Funds to new and existing investors. PGI may make such a recommendation when a Fund approaches a size where additional investments in the Fund have the potential to adversely impact Fund performance and make it increasingly difficult to keep the Fund fully invested in a manner consistent with its investment objective. PGI may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

MULTIPLE CLASS STRUCTURE
The Board has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading “History of the Funds.” The share classes offered under the plan include: Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S.
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the Prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the Prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the Prospectus.
Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the Prospectus.
Sales charge waivers and reductions may be available depending on whether shares are purchased directly from the Fund or through a financial intermediary, as described in the Prospectus and Appendix B to the Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.”
For Classes A, C, and J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC is waived on shares:
•
redeemed within 90 days after an account is re-registered due to a shareholder’s death;
•
redeemed to pay surrender fees;
•
redeemed to pay retirement plan fees;
•
redeemed involuntarily from accounts with small balances;
•
redeemed due to the shareholder’s disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;
•
redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•
redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant’s death, disability, retirement, or separation from service after attaining age 55;
•
redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC also is waived on shares:
•
redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc. (PSI).
Institutional Class and Classes R-1, R-3, R-4, R-5, and R-6 shares are available without any front-end sales charge or contingent deferred sales charge. Classes R-1, R-3, R-4, and R-5 shares are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. Classes R-1, R-3, R-4, and R-5 shares are subject to asset-based charges (described below). Class R-6 shares are generally available through the defined contribution investment only channel.
PGI receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Funds’ Classes R-1, R-3, R-4, and R-5 shares pay PGI a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (Classes R-1, R-3, R-4, and R-5 Shares)
The Service Agreement provides for PGI to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
•
responding to plan sponsor and plan member inquiries;
•
providing information regarding plan sponsor and plan member investments; and
•
providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).
As compensation for these services, Principal Funds will pay PGI service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-3, R-4, and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
Administrative Service Agreement (Classes R-1, R-3, R-4, and R-5 Shares)
The Administrative Service Agreement provides for PGI to provide services to beneficial owners of Fund shares. Such services include:
•
receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
•
providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
•
processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
•
acting as shareholder of record and nominee for plans;
•
maintaining account records for shareholders and/or other beneficial owners;
•
providing notification to plan shareholders of transactions affecting their accounts;
•
forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
•
distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
•
other similar administrative services.
As compensation for these services, Principal Funds will pay PGI service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to PGI (or at such other intervals as Principal Funds and PGI may agree).
PGI will generally, at its discretion, appoint (and may at any time remove) other parties, including companies affiliated with PGI, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve PGI of any of its responsibilities or liabilities under those agreements. Any fees paid to agents under these agreements shall be the sole responsibility of PGI.
Class S: Class S shares are available without any front-end sales charge or contingent deferred sales charge. Eligibility to invest in the Capital Securities Fund is limited to certain wrap-fee program accounts. Only wrap-fee program accounts as to which Spectrum and/or PGI have an agreement with the wrap-fee program’s sponsor (“Sponsor”) or the wrap account owner to provide investment advisory or sub-advisory services (either directly or by providing a model investment portfolio created and maintained by Spectrum and/or PGI to the Sponsor or one or more Sponsor-designated investment managers) (Eligible Wrap Accounts) are eligible to purchase shares of the Fund. References to Wrap Fee Advisor shall mean Spectrum and/or PGI in their role providing such services to Eligible Wrap Accounts.
A client agreement with the Sponsor to open an account in the Sponsor’s wrap-fee program typically may be obtained by contacting the Sponsor or your financial advisor. Purchase and sale decisions regarding Fund shares for your wrap account ordinarily will be made by the Wrap Fee Advisor, the Sponsor or a Sponsor-designated investment manager, depending on the particular wrap-fee program in which your wrap account participates. If your wrap-fee account’s use of the Wrap Fee Advisor’s investment style is terminated by you, the Sponsor or the Wrap Fee Advisor, your wrap account will cease to be an Eligible Wrap Account and you will be required to redeem all your shares of the Capital Securities Fund. Each Eligible Wrap Account, by purchasing shares, agrees to any such redemption.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”). The address for PFD is as follows: 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
In addition to the management and service fees, certain of the Funds’ share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (each, a “Plan” and together, the “Plans”). The Board and initial shareholders of Classes A, C, J, R-1, R-3, and R-4 shares have approved and entered into a Plan. In adopting the Plans, the Board (including a majority of board members who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets, as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund’s Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:
•
formulation and implementation of marketing and promotional activities;
•
preparation, printing, and distribution of sales literature;
•
preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
•
obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•
making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•
providing training, marketing, and support with respect to the sale of shares.
Each Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:
Share Class	Maximum Annualized 12b-1 Fee
A(1)	0.25%
C(1)	1.00%
J(1)	0.15%
R-1	0.35%
R-3	0.25%
R-4	0.10%
(1)
The Distributor also receives the proceeds of any CDSC imposed.
Effective January 1, 2021, the Distributor has voluntarily agreed to limit the distribution fees attributable to Class J, reducing the Funds’ Distribution Fees for Class J Shares by 0.020%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*
For the period from December 31, 2016 to December 31, 2020, the voluntary waiver was 0.030%.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, R-1, R-3, or R-4 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund’s Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.
For the fiscal year ended August 31, 2021, each Fund made the following 12b-1 payments to PFD, and PFD, from these 12b-1 payments, made the following payments to financial intermediaries that distribute and/or service the Fund’s shares. The “Retained by PFD” column reflects the difference between the amount paid by the Fund to PFD and the amount of that 12b-1 fee paid by PFD to financial intermediaries. That difference/remainder is then used by PFD to pay for other 12b-1 eligible expenses. For the fiscal year ended August 31, 2021, the 12b-1 eligible expenses for each Fund were greater than the amount of the Fund’s 12b-1 payments to PFD.
Fund	Paid by Fund to PFD (amounts in thousands)	Paid by PFD to Financial Intermediaries (amounts in thousands)	Retained by PFD (amounts in thousands)
Blue Chip	$5,763	$4,461	$1,302
Bond Market Index	115	106	9
Capital Securities	—	—	—
Diversified Real Asset	205	202	3
Edge MidCap	43	38	5
Global Multi-Strategy	160	160	—
International Equity Index	53	48	5

Fund	Paid by Fund to PFD (amounts in thousands)	Paid by PFD to Financial Intermediaries (amounts in thousands)	Retained by PFD (amounts in thousands)
International Small Company	5	5	—
Opportunistic Municipal	134	126	8
Origin Emerging Markets	18	16	2
Small-MidCap Dividend Income	1,050	994	56
Small-MidCap Growth	—	—	—
Spectrum Preferred and Capital Securities Income	5,515	5,008	507
Principal Underwriter
PFD acts as the principal underwriter in the continuous public offering of the Funds’ shares. The table below shows the aggregate dollar amount of underwriting commissions for the last three fiscal years ended August 31:
Underwriting Fees for Periods Ended August 31 (amounts in thousands)
Fund	2021	2020	2019
Blue Chip	$978	$990	$584
Bond Market Index	6	1	N/A
Capital Securities	—	—	—
Diversified Real Asset	11	7	12
Edge MidCap	32	35	23
Global Multi-Strategy	2	2	8
International Equity Index	—	—	—
International Small Company	3	5	6
Opportunistic Municipal	7	13	15
Origin Emerging Markets	17	6	4
Small-MidCap Dividend Income	45	46	51
Small-MidCap Growth	—	—	—(1)
Spectrum Preferred and Capital Securities Income	268	284	189(2)
(1)
Period from June 12, 2019, date operations commenced, through August 31, 2019
(2)
Effective July 1, 2019, Preferred Securities changed its name to Spectrum Preferred and Capital Securities Income
Transfer Agency Agreement (Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630), an affiliate of PGI, to act as transfer and shareholder servicing agent for the Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S.
•
For Classes A and C, and Institutional Class shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.
•
For Class J shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.
The Registrant pays PSS for the following services for Classes A, C and J, and Institutional Class shares:
•
issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•
preparation and distribution of dividend and capital gain payments to shareholders;
•
delivery, redemption and repurchase of shares, and remittances to shareholders;
•
the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
•
communication with shareholders concerning the above items; and
•
use of its best efforts to qualify the Capital Stock of the Funds for sale in states and jurisdictions as directed by the Funds.
The Registrant does not pay for these services for Classes R-1, R-3, R-4, R-5, and R-6 shares. PSS will pay operating expenses attributable to Classes R-1, R-3, R-4, and R-5 shares related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Funds for sale in states and jurisdictions.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Registrant is a registered, open-end management investment company, commonly called a mutual fund. The Registrant consists of multiple investment portfolios, which are referred to as “Funds.” Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. As described below, each Fund has adopted a fundamental policy regarding diversification, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Fund Policies
The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities that those managing the investments of each Fund can select. Additional information is also provided about other strategies that each Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing the Fund’s investments may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from a Fund’s portfolio.
The investment objective of each Fund and, except as described below as “fundamental restrictions,” the investment strategies described in this Statement of Additional Information and the Prospectus are not fundamental and may be changed by the Board without shareholder approval.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund’s Prospectus or Statement of Additional Information.
Fundamental Restrictions
Except as specifically noted, each Fund has adopted the following fundamental restrictions. Each fundamental restriction is a matter of fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The 1940 Act provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares or (2) 67% or more of the Fund shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board.
Each Fund:
1)
may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)
has adopted a commodities policy, as follows:
(a)
The Opportunistic Municipal Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(b)
The remaining Funds may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
3)
may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
4)
may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)
may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
has adopted a policy regarding diversification, as follows:
(a)
The Global Sustainable Listed Infrastructure Fund has elected to be non-diversified.
(b)
All other Funds have elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)
has adopted a concentration policy, as follows:
(a)
The Capital Securities, Diversified Real Asset, Global Sustainable Listed Infrastructure, and Spectrum Preferred and Capital Securities Income Funds will concentrate their investments in a particular industry or group of industries as described in the prospectus.
(b)
The Bond Market Index and International Equity Index Funds will not concentrate their investments in a particular industry except to the extent that their related Index is also so concentrated.
(c)
The Opportunistic Municipal Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(d)
The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
8)
may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Except as specifically noted, each Fund has also adopted the following non-fundamental restrictions. Non-fundamental restrictions are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund’s present policy to:
1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.
2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
3)
Invest in companies for the purpose of exercising control or management.
4)
Invest more than 25% of its assets in foreign securities; however:
(a)
the Spectrum Preferred and Capital Securities Income Fund may not invest more than 60% of its assets in foreign securities;
(b)
the Capital Securities, Diversified Real Asset, Global Multi-Strategy, Global Sustainable Listed Infrastructure, International Equity Index, International Small Company, and Origin Emerging Markets Funds may each invest up to 100% of its assets in foreign securities;
(c)
the Bond Market Index Fund may invest in foreign securities to the extent that the relevant index is so invested; and
(d)
the Opportunistic Municipal Fund may not invest in foreign securities.
5)
Invest more than 5% of its total assets in real estate limited partnership interests.
The Diversified Real Asset and Global Multi-Strategy Funds have not adopted this non-fundamental restriction.
6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the SEC. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
Non-Fundamental Policy - Rule 35d-1 under the 1940 Act - Investment Company Names
Except as specifically noted, each Fund has also adopted the non-fundamental policy pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the Prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
For purposes of testing this requirement with respect to:
•
forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency; the value of such contracts and investments may include the Fund’s investments in cash and/or cash equivalents to the extent such cash and/or cash equivalents are maintained with respect to the Fund’s exposure under its forward foreign currency contracts and similar investments.
•
derivatives instruments, each Fund will typically count the mark-to-market value of such derivatives. However, the Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single name equity swaps which are “fully paid” (equity swaps in which cash and/or cash equivalents are posted as collateral for the purpose of covering the full notional value of the swap), each Fund will count the value of such cash and/or cash equivalents.
•
investments in underlying funds (including ETFs), each Fund will count all investments in an underlying fund toward the requirement as long as 80% of the value of such underlying fund’s holdings focus on the particular type of investment suggested by the Fund name.
The Opportunistic Municipal Fund has adopted this policy as a fundamental policy.
The Global Multi-Strategy Fund has not adopted this non-fundamental policy.

Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments, Industry Concentration and Loans
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Commodity-Related Investments
All Funds Except the Diversified Real Asset Fund and the Global Multi-Strategy Fund
Under the 1940 Act, a fund’s registration statement must recite the fund’s policy with regard to investing in commodities. Each fund may invest in commodities to the extent permitted by applicable law and under its fundamental and non-fundamental policies and restrictions. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each of the Funds under Rule 4.5, the Funds are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The CFTC amended Rule 4.5 Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and rules the CFTC has adopted under it.

Diversified Real Asset Fund and Global Multi-Strategy Fund
The Diversified Real Asset Fund and the Global Multi-Strategy Fund are each deemed to be a “commodity pool” under the CEA, and PGI is considered a “commodity pool operator” with respect to each such Fund. PGI is therefore subject to dual regulation by the SEC and the CFTC. The CFTC or the SEC could alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies, including these Funds.
To gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code (the “Code”), the Diversified Real Asset Fund and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”). The Diversified Real Asset Fund and the Global Multi-Strategy Fund may test for compliance with certain investment restrictions on a consolidated basis with its Cayman Subsidiary. With respect to investments that involve leverage, each Cayman Subsidiary’s assets will be aggregated with the assets of the respective parent fund for compliance with the SEC’s derivatives rule.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International (MSCI)/Standard & Poor’s Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. With respect to monitoring industry concentration, a Fund concentrating in the “financial services industry” concentrates its investments in one or more industries classified within the broader financial services sector.
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Each Fund interprets its policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry.
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For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions.
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Each Fund views its investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Loans
A Fund may not make loans to other persons except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) pursuant to exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. Generally, this means the Funds are typically permitted to make loans, but must take into account potential issues such as liquidity, valuation, and avoidance of impermissible transactions. Examples of permissible loans include (a) the lending of its portfolio securities, (b) the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) the entry into a repurchase agreement (to the extent such entry is deemed to be a loan), and (d) loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
Other Investment Strategies and Risks
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of those managing the fund’s investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund’s investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
Each Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.
Derivatives
Options on Securities and Securities Indices
Funds may write (sell) and purchase call and put options on securities and on securities indices. Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities that the Fund plans to purchase, or to generate additional revenue.
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Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.
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Over the Counter (“OTC”) Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

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FLexible EXchange Options (“FLEX Options”). FLEX Options are customized options contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European-style options, which are exercisable only at the expiration date, versus American-style options, which are exercisable any time prior to the expiration date), and expiration dates, while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of the OTC option positions.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.
Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
A Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, a Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Each Fund engages in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund’s investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. A Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
Funds may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Funds may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Funds may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Funds may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
Futures Contracts. Funds may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, a Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund’s successful use of futures contracts is subject to the ability of those managing the fund’s investments to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. A Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Debt-Linked and Equity-Linked Securities
Each Fund may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
Funds may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Funds may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund’s custodian or on the Fund’s records. The Funds do not consider a security covered by a spread option to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
Swap Agreements and Options on Swap Agreements
Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. Funds may also enter into options on swap agreements (“swap options”).
Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
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Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
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Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.
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Index Swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).
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Total Return Swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.
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Commodity Swap Agreements. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
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Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
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Investment Pools. Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
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Contracts for Differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. Funds may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Funds may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund).
Risks Associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund’s investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund’s investments. Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund’s investments based on various factors, including:
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the frequency of trades and quotations,
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the number of dealers and prospective purchasers in the marketplace,
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dealer undertakings to make a market,
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the nature of the security (including any demand or tender features), and
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the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.
Valuing Swap Agreements. For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
All Funds except the Diversified Real Asset Fund and the Global Multi-Strategy Fund. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. Rule 4.5 provides that an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.
Diversified Real Asset Fund and Global Multi-Strategy Fund. The Diversified Real Asset Fund and the Global Multi-Strategy Fund are each deemed to be regulated “commodity pools” under the CEA and as a result may invest in futures contracts, options on futures contracts and swaps in excess of the limitations imposed by the CFTC under Rule 4.5.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy.
Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
Fixed-Income Securities
ETNs
Certain funds may invest in, or sell short, exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.
ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may also be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Funding Agreements
Some Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR, SOFR, or a similar reference rate). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Inflation-Indexed Bonds
Some Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Structured Notes
Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund’s investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
Each Fund may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. Each Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
Each Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund’s investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, each Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.

An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund’s investments.
A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). VIEs are not formally recognized under Chinese law and are subject to risks, such as the risk that China could cease to allow VIEs, could impose new restrictions on VIEs, or could deem the contractual arrangements of VIEs unenforceable. These risks could limit or eliminate the remedies and rights available to VIEs and their investors, such as a fund. If these risks materialize, the value of a fund’s investments in VIEs could be adversely affected, and a fund could incur significant losses with no available recourse.
Investments in Stock Connect and Bond Connect
Funds may invest in China A shares, which are shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Trading through Stock Connect is subject to numerous restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and adversely affect the Fund’s performance, such as the following:
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China A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules, regulations, and restrictions. Such securities may lose their eligibility, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Market volatility and settlement difficulties in the China A share markets may result in significant fluctuations in the prices and liquidity of the securities traded on such markets. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Fund.
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Stock Connect is generally only available on business days when both the China and Hong Kong markets are open and when banking services are available in both markets on the corresponding settlement days. As a result, a Fund may not be able trade when it would be otherwise attractive to do so, and the Fund may not be able to dispose of its China A shares in a timely manner.
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Investing in China A shares is subject to Stock Connect’s clearance and settlement procedures, which could pose risks to the Fund. Certain requirements must be completed before the market opening, or a Fund cannot sell the shares on that trading day. Stock Connect also imposes quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. Once the daily quota is reached, orders to purchase additional China A shares through Stock Connect will be rejected. Such restrictions could limit a Fund’s ability to sell its China A shares in a timely manner, or to sell them at all.
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If a Fund holds 5% or more of a China A share issuer’s total shares through Stock Connect investments, the Fund must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. All accounts managed by the Funds’ Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.
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Stock Connect uses an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Fund’s advisor to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in

China A shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker.
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China A shares purchased through Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, and not the Fund’s name as the beneficial owner. Therefore, a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A shares may be limited. While Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve.
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The Fund’s investments in China A shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. If the depository of the SSE and the SZSE defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process.
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Fees, costs and taxes imposed on foreign investors (such as the Fund) may be higher than comparable fees, costs and taxes imposed on owners of other securities that provide similar investment exposure. Trades using Stock Connect may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. Uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund, and the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
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Because trades of eligible China A shares on Stock Connect must be settled in Renminbi (RMB), the Chinese currency, Funds investing through Stock Connect will be exposed to RMB currency risks. The ability to hedge RMB currency risks may be limited. The RMB is subject to exchange control restrictions, and the Fund could be adversely affected by delays in converting currencies into RMB and vice versa.
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Because Stock Connect is in its early stages, the effect on the market for trading China A shares with the introduction of numerous foreign investors is currently unknown. Stock Connect is relatively new and may be subject to further interpretation and guidance. There can be no assurance as to Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). Investments using Bond Connect are subject to risks similar to those described above with respect to Stock Connect.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the “UK”), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.

The UK’s departure from the EU (referred to as “Brexit”) continues to cause significant uncertainty and may adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will largely depend on any agreements the UK makes to retain access to EU markets. Brexit may result in legal and tax uncertainty and divergent national laws and regulations as the UK determines which EU laws to replace or replicate. The UK may be less stable than it has been in recent years and investments in the UK may be more volatile. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. Any of these effects of Brexit, and other consequences that are difficult to predict at this time, could adversely affect the value of a fund’s investments.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.
Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing markets. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Each Fund may invest a portion of its assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or “junk bonds”) which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the fund’s investments will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund’s investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund’s investments deem such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.

Initial Public Offerings (“IPOs”)
An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund’s portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal individual alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
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Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Opportunistic Municipal Fund will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.
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Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
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Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund’s portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund’s portfolio would not exceed 0.50% of the value of a fund’s total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund’s investments believe present minimum credit risks. A fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund’s investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund’s portfolio.

Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.
The fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund’s investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days’ notice, for all or any part of the fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay “exempt interest” dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The Opportunistic Municipal Fund invests in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.
Taxable Investments of the Municipal Funds
The Opportunistic Municipal Fund may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements (“Taxable Investments”). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least “A” by S&P Global or “Prime” by Moody’s or, if not rated, must be issued by companies having an outstanding debt issue rated at least “A” by S&P Global or Moody’s; corporate bonds and debentures must be rated at least “A” by S&P Global or Moody’s. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund’s Manager, it is advisable to maintain a temporary “defensive” posture, the Opportunistic Municipal Fund may invest without limitation in Taxable Investments. At other times, the following investments will not exceed 20% of the Fund’s total assets: Taxable Investments; Municipal Obligations that do not meet quality standards required for the 80% portion of the portfolio; and Municipal Obligations, the interest on which is treated as a tax preference item for purposes of the federal individual alternative minimum tax.
Insurance
The insured municipal obligations in which the Opportunistic Municipal Fund may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding, and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund’s investment portfolio or a Fund’s NAV. The Fund’s NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund’s investment policy requiring investment in insured municipal obligations will not affect the Fund’s ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
Pay-in-Kind Securities
Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Fund. Active trading may generate short-term gains (losses) for taxable shareholders.
The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
Fund	2021 Turnover	2020 Turnover	Comments
Small-MidCap Dividend Income	74.6%	28.9%	Turnover increased primarily due to a large shareholder redemption.
Preferred Securities
Preferred securities can include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, baby bonds, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.
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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.

Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”).
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
Each Fund may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund’s investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund’s investments.
Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Board. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities. The Board has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts’ expenses.
Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by a fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. A fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. Each fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Special Purpose Acquisition Companies (“SPACs”)
Each Fund may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.
SPACs are also subject to the following additional risks:
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The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter and may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.
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SPAC sponsors may have a potential conflict of interest to complete a deal that may be unfavorable for other investors in the SPAC. For example, SPAC sponsors often own warrants to acquire additional shares of the company at a fixed price, and the exercise by the SPAC sponsor of its warrants may dilute the value of the equity interests of other investors in the SPAC.
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Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
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Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
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Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Supranational Entities
Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank)

and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
Each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that each Fund may purchase:
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U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
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U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
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U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
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U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.
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Bank Obligations - Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund’s investments, are of comparable quality. A Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund’s investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
•
Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
•
Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity, with certain exceptions permitted by applicable regulations.
•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
•
Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
LEADERSHIP STRUCTURE AND BOARD
PFI's Board has overall responsibility for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. Each Board Member serves on the Boards of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Exchange-Traded Funds (“PETF”), and Principal Diversified Select Real Asset Fund (“PDSRA”), which are collectively referred to in this SAI as the “Fund Complex.” Board Members who are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to in this SAI as “Interested Board Members.” Board Members who are not Interested Board Members are referred to as “Independent Board Members.”
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Fund Complex. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.
The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Board Members also meet annually to consider renewal of advisory contracts.
The Chairman of the Board is an interested person of the Fund Complex. The Independent Board Members have appointed a lead Independent Board Member whose role is to review and approve, with the Chairman, each Board meeting’s agenda and to facilitate communication between and among the Independent Board Members, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given its characteristics and circumstances, including the number of portfolios, variety of asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the following Committees, which report their activities to the Board on a regular basis.
Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe	The Committee’s primary purpose is to assist the Board in performing the annual review of the Funds’ advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee is responsible for requesting and reviewing related materials.	4
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Elizabeth A. Nickels Meg VanDeWeghe
The Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.
The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements;
3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit
Committee also provides an open avenue of communication among the independent registered public accountants, PGI’s internal auditors, Fund Complex management, and the Board.
		9
Executive Committee Timothy M. Dunbar, Chair Craig Damos Patrick G. Halter
The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the
Board in the management of the Fund Complex’s business except the power to 1) issue stock, except as permitted by law; 2) recommend to the shareholders any action that requires shareholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange that does not require shareholder approval.
		None

Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor Hymes
The Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee’s nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board
Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the
Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street,
Des Moines, IA 50392. Such recommendations must include all information specified in the
Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/
GetFile?fm=MM13013&ty=VOP&EXT=.VOP. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an
“interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an “interested person” of the Fund as defined in the 1940 Act;
and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the
Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.
		6
Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer	The Committee’s primary purpose is to review and oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex’s shareholders, and the Fund Complex’s operations.	4
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and principal service providers. As part of its regular risk oversight functions, the Board, directly or through a Committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of Fund management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee and has approved and periodically reviews valuation policies applicable to valuing Fund shares.
Each Board Member has significant prior senior management and/or board experience. Board Members are selected and retained based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board Members, a commitment to the interests of shareholders and, for each Independent Board Member, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who build upon the Board’s diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Board Member. As required by rules adopted under the 1940 Act, the Independent Board Members select and nominate all candidates for Independent Board Member positions.
Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010; Vertical Growth Officer of Weitz Company from 2004-2006; and Chief Financial Officer of Weitz Company from 2000-2004. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986-2009, and Chief Financial Officer of Sassy, Inc. from 1983-1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder and Managing Member of Legato Capital Management, LLC, an investment management company. Over the past thirty years, Mr. Hymes has served in the roles of CEO, CIO, portfolio manager and other senior management positions with investment management firms. At Zurich Scudder Investments, Inc., Mr. Hymes was responsible for leading the firm’s $80 billion institutional business. Prior to this, he held positions with Goldman, Sachs & Co. and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, regulatory and investment matters.
Padelford (“Padel”) L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC, a financial services-focused management consulting and staffing company. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting and regulatory matters.
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present), and previously served as a director of Denbury Resources from 2019-2020, Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, investment and regulatory matters.
Interested Board Members
Timothy M. Dunbar. Mr. Dunbar has served as Chair of the Fund Complex since 2019. From 2018 through November 2020, Mr. Dunbar served as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also has served on numerous boards of directors of Principal® affiliates, including PGI and Post, and in various other positions since joining Principal® in 1986 through his retirement in January 2021. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Global Asset Management for Principal® and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors (“Principal - REI”). He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory and investment matters.

Additional Information Regarding Board Members and Officers
The following tables present additional information regarding the Board Members and Fund Complex officers, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. For each Board Member, the tables also include information concerning other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act.
INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012)	Retired	131	McClatchy Newspapers, Inc.; Frontier Communi- cations, Inc.; formerly, Herbalife Ltd.
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020)	President, C.P. Damos Consulting LLC	131	None
	Director, PFI and PVC (since 2008)
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005)	February 2020 to October 2020, Interim CEO, MAM USA (manufacturer of infant and juvenile products)	131	MAM USA
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Victor Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020)	Founder and Managing Member of Legato Capital Management, LLC	131	Formerly Montgomery Street Income Securities Inc.
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Padelford (“Padel”) L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020)	TBA Management Consulting LLC	131	None
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014)	Founder/Owner, Tyche Consulting LLC Formerly, Managing Director, Patomak Global Partners, LLC (financial services consulting)	131	None
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015)	Retired	131	SpartanNash; Formerly: Charlotte Russe; Follet Corporation; PetSmart; Spectrum Health System
	Trustee, PETF (since 2015)
	Trustee, PDSRA (since 2019)

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	131	Helmerich & Payne; Formerly: B/E Aerospace; Brown Advisory; Denbury Resources Inc.; Nalco (and its successor Ecolab); and WP Carey
	Trustee, PETF (since 2018)
	Trustee, PDSRA (since 2019)

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Chair (since 2019)	President-PGAM, PGI (2018-2021) Director, PGI (2018-2020) Division President, PFSI and PLIC (2020-2021) Executive Vice President and Chief Investment Officer, PFSI and PLIC (2014-2018) President-PGAM, PFSI and PLIC (2018-2020) Director, Post (2018-2020) Chair and Executive Vice President, RobustWealth, Inc. (2018-2020)	131	None
	Director, PFI and PVC (since 2019)
	Trustee, PETF (since 2019)
	Trustee, PDSRA (since 2019)
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017)	Chair, PGI (since 2018) Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Director, PGI (2003-2018) Director, Origin (2018-2019) President–PGAM, PFSI and PLIC (since 2020) Chief Executive Officer and President, PLIC (2018-2020) Chair, Post (2017-2020) Director, Post (since 2017) Chair, Principal–REI (since 2004) President-PGAM, Principal-REI (since 2022) Chief Executive Officer and President, Principal-REI (2018-2021) Chief Executive Officer, Principal–REI (2005-2018) Chair, Spectrum (since 2017)	131	None
	Trustee, PETF (since 2017)
	Trustee, PDSRA (since 2019)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
Director, PGI (since 2019)
President-Principal Funds, PGI (since 2019)
Principal Executive Officer, OPC Private Capital (2017-2019)
Senior Vice President, Oppenheimer Funds (2011-2019)
Director, PFD (since 2019)
Senior Executive Director and Chief Operating Officer,
PGI, PFSI and PLIC (since 2020)
President-Principal Funds, PFSI and PLIC (2019-2020)
Director, Post (since 2020)
Director, Principal – REI (since 2020)
Senior Executive Director and Chief Operating Officer, Principal - REI (since
2022)
Chair and Executive Vice President, PSS (since 2019)
Director, Spectrum (since 2021)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)

Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011-2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019)
Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)
Chief Operations Officer, PFD (since 2022)
Chief Financial Officer, PFD (2016-2022)
Assistant Vice President and Actuary, PLIC (since 2021)
Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)

Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018)
Vice President, Associate General Counsel and
Assistant Secretary PGI (since 2021)
Vice President, Associate General Counsel and Secretary
 PGI (2020-2021)
 PSI (since 2021)
 PSS (since 2021)
Vice President, Associate General Counsel, Governance Officer and
Secretary
 Principal - REI (since 2020)
Vice President, Associate General Counsel, Governance Officer and
Assistant Corporate Secretary,
 PGI (2018-2020)
 PFSI (since 2015)
 PLIC (since 2015)
 Principal - REI (2020)
Vice President, Associate General Counsel and Assistant Corporate
Secretary,
 PFD (since 2019)
 PSI (2019-2021)
 PSS (2019-2021)
 RobustWealth, Inc. (since 2019)
Secretary,
 Post (2020-2021)
 Spectrum (2020-2021)
Assistant Secretary,
 Post (since 2021)
 Spectrum (since 2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)
**Abbreviations used:
Origin Asset Management LLP (Origin)
Post Advisory Group, LLC (Post)
Principal Financial Services, Inc. (PFSI)
Principal Funds Distributor, Inc. (PFD)
Principal Global Asset Management (PGAM)
Principal Global Investors, LLC (PGI)
Principal Life Insurance Company (PLIC)
Principal Real Estate Investors, LLC (Principal - REI)
Principal Securities, Inc. (PSI)
Principal Shareholder Services, Inc. (PSS)
Spectrum Asset Management, Inc. (Spectrum)
Board Member Ownership of Securities
The following tables set forth the dollar range of the equity securities of Funds included in this SAI, and aggregate dollar range of the equity securities of the funds in the Fund Complex, that were beneficially owned by the Board Members as of December 31, 2020. As of that date, Board Members did not own shares of Funds included in this SAI that are not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Board Members are eligible to participate in an employee benefit program that invests in the Fund Complex. Board Members who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Board Members
Fund	Barnes	Damos	Hirsch	Hymes(1)	Lattimer(1)	McMillan	Nickels	VanDeWeghe
Blue Chip	A	E	A	A	A	E	E	E
Diversified Real Asset	A	A	C	A	A	A	A	A
Spectrum Preferred and Capital Securities Income	A	E	A	A	A	A	A	A
Total Fund Complex	E	E	E	C	A	E	E	E
(1)
Director’s appointment effective December 15, 2020

Interested Board Members
	Dunbar	Halter
Funds in this SAI	A	A
Total Fund Complex	E	E
Board Member and Officer Compensation
The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer’s compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Board Member received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Board Member compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Board Members from the Funds included in this SAI and from the Fund Complex during the fiscal year ended August 31, 2021. On that date, there were 4 investment companies in the Fund Complex. The Fund does not provide retirement benefits or pensions to any of the Board Members.
Board Member	Funds in this SAI(1)	Fund Complex
Leroy T. Barnes, Jr.	$42,706	$306,250
Craig Damos	$48,110	$345,000
Fritz S. Hirsch	$44,718	$320,750
Victor Hymes(2)	$32,305	$232,667
Padelford (“Padel”) L. Lattimer(2)	$33,175	$239,000
Karen (“Karrie”) McMillan	$43,006	$308,400
Elizabeth A. Nickels	$44,478	$319,000
Mary M. (“Meg”) VanDeWeghe	$42,252	$303,000
(1)
The Global Sustainable Listed Infrastructure Fund is new since August 31, 2021.
(2)
Appointment effective December 15, 2020.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager for the Funds. Principal Management Corporation, previously an affiliate of PGI, served as manager to the Funds prior to its merger with and into PGI on May 1, 2017.
PGI directly makes decisions to purchase or sell securities for each Fund, except for those Funds or portions of Funds for which PGI has retained a sub-advisor to provide such services, as described below.
PGI has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays each sub-advisor a fee (except on the Capital Securities Fund).
Sub-Advisor:	BlackRock Financial Management, Inc. (“BlackRock”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.
Sub-Sub-Advisor: BlackRock International Limited is an indirect wholly-owned subsidiary of BlackRock, Inc.
Fund(s):	a portion of the assets of Diversified Real Asset
Sub-Advisor:	ClearBridge Investments (North America) Pty Limited (“ClearBridge”), is an indirect wholly owned subsidiary of Franklin Resources, Inc.
Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:
CoreCommodity Management, LLC (“CoreCommodity”) is a wholly-owned subsidiary of
CoreCommodity Capital, LLC. CoreCommodity is controlled by its senior management, which owns
100% of the voting interest and 50% of the economic interest through various subsidiaries. The other
50% economic interest in CoreCommodity is held by a subsidiary of Jeffries Financial Group Inc.
(NYSE: JEF).

Fund(s):	a portion of the assets of Diversified Real Asset (commodities sleeve and, indirectly through a Cayman subsidiary, commodity derivatives)
Sub-Advisor:
Delaware Investments Fund Advisers (“DIFA”) is an indirect wholly-owned subsidiary of Macquarie
Group Limited and operates as part of Macquarie Asset Management, the asset management division of Macquarie Group Limited.

Fund(s):	a portion of the assets of Diversified Real Asset
Sub-Advisor:
Gotham Asset Management, LLC (“Gotham”) is wholly-owned by Gotham Asset Management
Holdings, LP (“GAMH”). Joel Greenblatt and Robert Goldstein control the Sub-Advisor through their control of GAMH and as Managing Principals of Gotham.

Fund(s):	a portion of the assets of Global Multi-Strategy
Sub-Advisor:	Graham Capital Management, L.P. (“Graham”) is majority-owned by KGT Investment Partners, L.P., which is principally owned by Graham’s founder, Kenneth Tropin, and members of Mr. Tropin’s family.
Fund(s):	a portion of the assets of Global Multi-Strategy
Sub-Advisor:
Impax Asset Management Limited (“Impax”) is a wholly owned subsidiary of Impax Asset
Management Group plc, which is publicly traded on the Alternative Investment Market of the London
Stock Exchange under the ticker symbol “IPX.”

Fund(s):	a portion of the assets of Diversified Real Asset
Sub-Advisor:
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a subsidiary of Natixis Investment Managers,
LLC, which is part of Natixis Investment Managers, an international asset management group based in
Paris, France.

Fund(s):	a portion of the assets of Global Multi-Strategy
Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”) is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings, Inc. and
LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, and Hal W.
Reynolds, Chief Investment Officer, hold a controlling equity interest in the Parent Company.

Fund(s):	a portion of the assets of Global Multi-Strategy
Sub-Advisor:
Newton Investment Management North America LLC (“NIMNA, LLC”) is an indirect subsidiary of
The Bank of New York Mellon Corporation (BNY Mellon), a banking and financial services company.
NIMNA LLC is part of ‘The Newton Investment Management Group’ which is used to collectively describe a group of affiliated companies that provide investment advisory services under the brand name ‘Newton’ or ‘Newton Investment Management’. Investment advisory services are provided in
United States by NIMNA LLC and in the United Kingdom by Newton Investment Management Limited
(NIM). Both firms are indirect subsidiaries of BNY Mellon.

Fund(s):	a portion of the assets of Diversified Real Asset
Sub-Advisor:
Nuveen Asset Management, LLC (“Nuveen Asset Management”), is an investment adviser registered with the SEC, whose sole managing member is Nuveen Funds Advisors, LLC. Nuveen Asset
Management is an indirect subsidiary of Teachers Insurance and Annuity Association of America, which constitutes the ultimate principal owner of Nuveen Asset Management.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Origin Asset Management LLP (“Origin”) is an indirect majority-owned subsidiary of Principal Financial Services, Inc., an affiliate of PGI, and a member of Principal®.
Fund(s):	Origin Emerging Markets
Sub-Advisor:	Pictet Asset Management SA (“Pictet”) is the asset management arm of the Pictet Group which is owned by eight managing partners.
Fund(s):	a portion of the assets of Diversified Real Asset
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	Global Sustainable Listed Infrastructure and a portion of the assets of Diversified Real Asset
Sub-Advisor:
Sound Point Capital Management, LP (“Sound Point”), Stephen Ketchum, five principals of Stone
Point Capital LLC and Dyal Capital Partners II (A), LP, a third party permanent capital fund managed by the Dyal Capital division of Blue Owl Capital Inc., together own 100% of the equity of the General
Partner and the Sub-Advisor with Dyal and the Stone Point principals owning minority stakes.

Fund(s):	a portion of the assets of Global Multi-Strategy
Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	Capital Securities and Spectrum Preferred and Capital Securities Income
Sub-Advisor:	Wellington Management Company LLP (“Wellington”) is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Fund(s):	a portion of the assets of Diversified Real Asset and a portion of the assets of Global Multi-Strategy
Sub-Advisor:	Westchester Capital Management, LLC (“Westchester”) is 100% owned by its sole member, Virtus Partners, Inc. (“VPI”). VPI is 100% owned by Virtus Investment Partners, Inc. (NASDAQ: VRTS) (“VIP”).
Fund(s):	a portion of the assets of Global Multi-Strategy
Affiliated Persons of the Registrant Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Registrant who are also affiliated persons of PGI or affiliated advisors, see the Interested Board Members and Fund Complex Officers tables in the “Leadership Structure and Board” section.
Codes of Ethics
The Registrant, PGI, PFD, and each of the sub-advisors have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and the sub-advisors have each also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. Except in limited circumstances, the Code for PGI and the Registrant prohibits portfolio managers from personally trading securities that are held or traded in the actively managed portfolios for which they are responsible. Certain sub-advisors have adopted Codes that do not permit personnel subject to such Code to invest in securities that may be purchased or held by the Fund. However, other sub-advisors’ Codes do permit, subject to conditions, personnel subject to the Code to invest in securities that may be purchased or held by the Fund. The Registrant’s Board reviews reports at least annually regarding the operation of the Code of Ethics of the Registrant, PGI, PFD, and each sub-advisor. A copy of the Registrant’s Code will be provided upon request, which may be made by contacting the Registrant.

Management Agreement
Under the terms of the Management Agreement for the Registrant, PGI, the investment advisor, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates, for providing investment advisory services and specified other services. The management fee schedule for each Fund is as follows (expressed as a percentage of average net assets):
Fund	All Assets
Bond Market Index	0.14%
Capital Securities	0.00(1)
International Equity Index	0.25
(1)
The table reflects that PGI is absorbing all expenses of the Fund. You should be aware, however, that the Fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the Fund. Participants in these programs pay a “wrap” fee to the wrap-free program’s sponsor (“Sponsor”). You should read carefully the wrap-fee brochure provided to you by your Sponsor or your registered investment advisor. The brochure is required to include information about the fees charged to you by the Sponsor and the fees the Sponsor paid to your registered investment advisor.
Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Edge MidCap	0.70%	0.68%	0.66%	0.65%
Global Sustainable Listed Infrastructure	0.75	0.73	0.71	0.70
International Small Company	1.05	1.03	1.01	1.00
Opportunistic Municipal	0.50	0.48	0.46	0.45
Small-MidCap Growth	0.70	0.68	0.66	0.65

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Diversified Real Asset	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%
Global Multi-Strategy	1.60	1.58	1.56	1.55	1.54	1.53
Origin Emerging Markets	1.05	1.03	1.01	1.00	0.99	0.98
Small-MidCap Dividend Income	0.79	0.77	0.75	0.74	0.73	0.72

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Next $7 Billion	Over $10 Billion
Blue Chip	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Over $10 Billion
Spectrum Preferred and Capital Securities Income	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%	0.67%	0.66%	0.65%
Fund Operating Expenses
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC; compensation of personnel, officers and Board Members who are affiliated with PGI; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Funds. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement. Principal Shareholder Services, Inc., an affiliate of PGI, provides transfer agent services for Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S shares, including qualifying shares of the Funds for sale in states and other jurisdictions. PGI is also responsible for providing certain shareholder and administrative services to Classes R-1, R-3, R-4 and R-5 shares pursuant to a Service Agreement and an Administrative Services Agreement.
Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. Subject to applicable expense limits, the Funds may reimburse PGI for expenses incurred during the current fiscal year.

The operating expense limits and the agreement terms are as follows:
Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Blue Chip	N/A	N/A	N/A	0.66%	12/30/2022
Bond Market Index	N/A	N/A	0.54%	N/A	12/30/2022
Diversified Real Asset	1.20%	N/A	N/A	0.83%	12/30/2022
Edge MidCap	1.10%	N/A	N/A	0.77%	12/30/2022
Global Multi-Strategy	N/A	N/A	N/A	1.63%	12/30/2022
Global Sustainable Listed Infrastructure	N/A	N/A	N/A	0.88%	12/30/2023
International Equity Index	N/A	N/A	N/A	0.31%	12/30/2022
International Small Company	N/A	N/A	N/A	1.15%	12/30/2022
Opportunistic Municipal	0.84%	N/A	N/A	0.56%	12/30/2022
Origin Emerging Markets	1.55%	N/A	N/A	1.20%	12/30/2022
Small-MidCap Dividend Income	1.12%	1.87%	N/A	0.85%	12/30/2022
Small-MidCap Growth	N/A	N/A	N/A	0.83%	12/30/2022
Spectrum Preferred and Capital Securities Income	N/A	N/A	N/A	0.81%	12/30/2022
For Capital Securities Fund, PGI has agreed contractually to limit the Fund’s expenses attributable to Class S shares by paying expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses), to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00%. It is expected that the expense limit will continue permanently (and in any event, at least through December 30, 2022); however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit.
Contractual Limits on Other Expenses
PGI has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain “Other Expenses” (expressed as a percent of average net assets on an annualized basis) at or below certain limits.
The other expenses limits and the agreement terms are as follows:
Contractual Limits on Other Expenses
Fund	Class R-6	Expiration
Diversified Real Asset	0.02%	12/30/2022
Edge MidCap	0.02%	12/30/2023
Global Multi-Strategy	0.02%	12/30/2022
International Equity Index	0.04%	12/30/2022
International Small Company	0.04%	12/30/2022
Small-MidCap Dividend Income	0.02%	12/30/2022
Contractual Management Fee Waivers
PGI has contractually agreed to limit certain of the Funds’ management fees. The expense limit will reduce the Fund’s management fees by the amounts listed below:
Contractual Fee Waivers
Fund	Waiver	Expiration
Blue Chip	0.030%	12/30/2022
Bond Market Index	0.015%	12/30/2022
Diversified Real Asset	0.050%	12/30/2022
Edge MidCap	0.050%	12/30/2022
Global Multi-Strategy	0.040%	12/30/2022
Opportunistic Municipal	0.060%	12/30/2022
Limits on Distribution Fees and/or Service (12b-1) Fees
Effective January 1, 2021, Principal Funds Distributor, Inc. (“the Distributor”) has voluntarily agreed to limit the Distribution Fees attributable to Class J, reducing the Fund’s Distribution Fees for Class J Shares by 0.020%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
* For the period from December 31, 2016 to December 31, 2020, the voluntary waiver was 0.030%.

Management Fees Paid
Fees paid for investment management services (before any waivers/reimbursements from PGI) during the periods indicated were as follows:
Management Fees for Periods Ended August 31 (amounts in thousands)
Fund	2021	2020	2019
Blue Chip	$53,203	$33,554	$23,519
Bond Market Index	1,489	3,401	4,353
Capital Securities	—	—	—
Diversified Real Asset	29,866(1)	28,838	31,859
Edge MidCap	5,639	5,017	4,800
Global Multi-Strategy	10,276(1)	14,279	32,261
International Equity Index	2,941	2,710	2,663
International Small Company	11,220	9,399	9,147
Opportunistic Municipal	735	681	575
Origin Emerging Markets	31,024	14,183	8,229
Small-MidCap Dividend Income	10,676	14,816	18,048
Small-MidCap Growth	73	38	8(2)
Spectrum Preferred and Capital Securities Income	55,300	44,021	37,238(3)
(1)
Consolidated financial statement; see “Basis for Consolidation” in Notes to Financial Statements
(2)
Period from June 12, 2019, date operations commenced, through August 31, 2019
(3)
Effective July 1, 2019, Preferred Securities changed its name to Spectrum Preferred and Capital Securities Income
Management Fees Waived
For the following Funds, PGI waived a portion of the management fee during the periods indicated as follows:
Management Fees Waived for Periods Ended August 31 (amounts in thousands)
Fund	2021	2020	2019
Blue Chip	$3,864	$3,492	$3,036
Bond Market Index	160	247	1,540
Diversified Real Asset	1,854	1,337	1,189
Edge MidCap	407	473	334
Global Multi-Strategy	258	359	821
Opportunistic Municipal	88	82	47
Origin Emerging Markets	—	569	764
Expenses Reimbursed
For the following Funds, PGI reimbursed certain expenses during the periods indicated as follows:
Expenses Reimbursed for Periods Ended August 31 (amounts in thousands)
Fund	2021	2020	2019
Blue Chip	$—	$30	$63
Bond Market Index	—	—	23
Capital Securities	524	394	303
Diversified Real Asset	901	1,149	1,871
Edge MidCap	40	57	52
Global Multi-Strategy	642	825	597
International Equity Index	288	303	473
International Small Company	13	31	95
Opportunistic Municipal	38	46	79
Origin Emerging Markets	21	44	93
Small-MidCap Dividend Income	708	979	923
Small-MidCap Growth	38	46	51(1)
Spectrum Preferred and Capital Securities Income	—	—	165(2)
(1)
Period from June 12, 2019, date operations commenced, through August 31, 2019
(2)
Effective July 1, 2019, Preferred Securities changed its name to Spectrum Preferred and Capital Securities Income

Sub-Advisory Agreements for the Funds
PGI (and not the Funds) pays the sub-advisors fees determined pursuant to a sub-advisory agreement with each sub-advisor, including those sub-advisors that are at least 95% owned, directly or indirectly, by PGI or its affiliates (“Wholly-Owned Sub-Advisors”) and the sub-advisors for the Funds listed in the tables below. Fees paid to sub-advisors are individually negotiated between PGI and each sub-advisor and may vary.
Aggregate Fees Paid to Sub-Advisors (other than Wholly-Owned Sub-Advisors and Origin) for Fiscal Years Ended August 31 (dollar amounts in thousands)
Fund	2021		2020		2019
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Diversified Real Asset	$7,587	0.27%	$7,893	0.29%	$9,431	0.31%
Global Multi-Strategy	4,211	0.78	6,444	0.86	15,620	0.88

Fees Paid to Origin for Fiscal Years Ended August 31 (dollar amounts in thousands)
Fund	2021		2020		2019
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Origin Emerging Markets	$11,288	0.37%	$5,140	0.39%	$2,913	0.42%
Custodian
The custodian of the portfolio securities and cash assets of the Funds and the Cayman Subsidiaries is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. Information regarding securities lending during the Funds’ fiscal year ended August 31, 2021 is as follows:
Fund	Gross income (including from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Net rebate paid to borrower	Other fees not included in revenue split	Aggregate fees/ compensation	Net income from securities lending
Blue Chip	$111	$372	$—	$—	$—	$(3,609)	$—	$(3,237)	$3,348
Bond Market Index	783	2,840	—	—	—	(27,633)	—	(24,793)	25,576
Capital Securities	1,097	6,269	—	—	—	(61,626)	—	(55,358)	56,454
Diversified Real Asset	35,871	42,117	—	—	—	(385,335)	—	(343,218)	379,088
Edge MidCap	—	—	—	—	—	—	—	—	—
International Equity Index	1,886	15,738	—	—	—	(155,524)	—	(139,786)	141,672
International Small Company	4,775	36,805	—	—	—	(363,298)	—	(326,492)	331,267
Origin Emerging Markets	844	41,825	—	—	—	(417,406)	—	(375,581)	376,426

Fund	Gross income (including from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Net rebate paid to borrower	Other fees not included in revenue split	Aggregate fees/ compensation	Net income from securities lending
Small-MidCap Dividend Income	28	127	—	—	—	(1,238)	—	(1,111)	1,139
Small-MidCap Growth	3	251	—	—	—	(2,503)	—	(2,252)	2,255
Spectrum Preferred and Capital Securities Income	3,979	49,294	—	—	—	(489,152)	—	(439,858)	443,837
The services provided by The Bank of New York Mellon, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.
INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations, the Funds will reimburse PGI or its affiliates for making such payments; in others, the Funds make such payments directly to intermediaries.
For Classes R-1, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the Prospectus as Other Expenses. Such compensation is generally based on the average asset value of Fund shares for the relevant share class held by clients of the intermediary.
In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders. In addition, PGI or its affiliates pay, without reimbursement from the Funds, compensation from their own resources to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries vary by share class and by Fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the Funds, may be paid additional amounts. In addition, some financial intermediaries or their affiliates receive compensation from PGI or its affiliates for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor’s goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by Fund and by share class.
Additionally, in some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend a Fund over another investment, or to recommend one share class of a Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the Prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s sub-advisors when selecting brokers to effect portfolio transactions.

As of December 1, 2021, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and expense reimbursement) include, but are not necessarily limited to, the following:
Advisor Group
Alight Financial Solutions LLC
American Century Investments
American Enterprise Investment Services Inc.
American General Life Insurance Co.
American United Life Insurance Co.
Ameriprise Financial Services
Ameritas Investments Corp
Ascensus
Ascensus College Savings Record Keeping Services, LLC
AXA Advisors, LLC
AXA Equitable Life Insurance Co.
Baird
Benefit Plan Administrators
Benefit Solutions
Benefit Trust Company
BNY Mellon NA
Broadridge Business Process Outsourcing, LLC
Cambridge Investment Research Inc.
Canterbury Consulting Incorporated
Capstone Wealth Advisors LLC
Cetera Advisor Networks LLC
Charles Schwab Trust Company
Chris Hays Wealth Management LLC
Citigroup Global Markets Inc.
Columbia Management Investment Advisers, LLC
Commonwealth Financial Network
Concentrum Wealth Management, LLC
Coordinated Capital Securities, Inc.
CPI Qualified Consultants
Digital Retirement Solutions
ePlan Services, Inc.
Equitable Financial Life Insurance Company
Equitable Financial Life Insurance Company of America
ETRADE Savings Bank
Fidelity Investment Institutional Operations Co.
Financial Data Services LLC
First Republic Securities Co., LLC
Four Peaks Planning and Investments LLC
FSC Securities Corporation
G.A. Repple & Company
Global Retirement Partners LLC
Goldman Sachs & Co.
Gradient Investments LLC
Gradient Securities, LLC
Great West Life & Annuity
GWFS Equities, Inc.
ICMA-Retirement Corp.
Investacorp Inc.
J.P. Morgan Securities, Inc.
Janney Montgomery Scott
John Hancock Trust Co.
Jones & Associates Premier Financial Solutions
Kestra Investment Services, LLC
KMS Financial Services, Inc.
Lincoln Investment Planning, Inc.
Lincoln Retirement Services Co.
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
Mercer HR Services
Merrill Lynch
MidAtlantic Capital Corporation
Midland National Life Insurance Company
Minnesota Life Insurance Company
MML Investors Services Inc.
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corp
Newport Group Retirement Plan Services
Northwestern Mutual Investment Services
NYLIFE Securities, LLC
Oppenheimer & Co.
Pershing LLC
Plan Administrators, Inc.
Principal Life Insurance Company
Principal Securities, Inc.
Private Client Services, LLC
Prudential Retirement Services
Putnam Investors Services
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corp.
RBC Correspondent Services
Reliance Trust Company
Retirement Clearinghouse
Robert W. Baird & Co.
Royal Alliance Associates, Inc.
SA Stone Wealth Management Inc
SagePoint Financial, Inc.
Sammons Institutional Group
Securities America, Inc.
Securities Service Network, Inc.
Spectrum Investment Advisors, Inc
Standard Insurance Company
Stifel Nicolaus & Company, Inc.
T. Rowe Price Retirement Plan Services
TD Ameritrade Inc.
TD Ameritrade Trust Company
Thrivent Financial for Lutherans
TIAA-CREF
Total Administrative Services Corporation
Towerpoint Wealth LLC
Triad Advisors, Inc.
Triad Hybrid Solutions, LLC
UBS Financial Services, Inc.
US Bancorp Investments
VALIC Retirement Services Company
Vanguard Brokerage Services
Vanguard Group, The
Voya Financial Advisors, Inc.
Voya Institutional Plan Services, LLC
Voya Institutional Trust Co.
Wells Fargo Advisors FINET, LLC
Wells Fargo Advisors, LLC
Wells Fargo Advisors LLC Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wilmington Trust Retirement & Ins Services
Woodbury Financial Services
The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since the date noted above are not reflected. To obtain a current list, call 1-800-222-5852.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by PGI, or by the Fund’s sub-advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund’s sub-advisor is to obtain the best overall terms. In pursuing this objective, PGI or the sub-advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a sub-advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the sub-advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the sub-advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent each of the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or a sub-advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a sub-advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a sub-advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or a sub-advisor’s overall responsibilities to the accounts under its management. PGI or a sub-advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a sub-advisor may use it in servicing some or all of the accounts it manages.
PGI and the sub-advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended August 31, 2021 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.
Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Blue Chip	$2,747,289,059	$387,004
Diversified Real Asset	948,377,691	745,613
Edge MidCap	173,520,872	79,280
Global Multi Strategy	395,306,925	124,836
International Equity Index	121,446,643	50,197
International Small Company	593,122,677	388,999
Origin Emerging Markets	1,875,940	397,984
Small-MidCap Dividend Income	1,003,911,976	528,909
Small-MidCap Growth	14,989,235	9,595
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a sub‑advisor, or PGI, participates. These procedures prohibit a Fund from directly or indirectly benefiting a sub‑advisor affiliate or PGI affiliate in connection with such underwritings. In addition, for underwritings where a sub-advisor affiliate or PGI participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings. The sub-advisor shall determine the amounts and proportions of orders allocated to the sub-advisor or affiliate. The Board receives quarterly reports on these transactions.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between a Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; must be consistent with the investment objective, investment strategy, and risk profile of the Fund; and no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund’s sub-advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to each Fund’s procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with a Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The following table shows the brokerage commissions paid during the periods indicated.
Total Brokerage Commissions Paid for Periods Ended August 31
Fund	2021	2020	2019
Blue Chip	$753,316	$1,090,620	$950,877
Bond Market Index	1,113	24,738	742
Capital Securities	—	—	—
Diversified Real Asset	2,070,760	2,176,632	2,002,474(1)
Edge MidCap	233,178	225,263	126,287
Global Multi-Strategy	265,244	511,496	1,237,216(1)
International Equity Index	168,042	172,815	212,381
International Small Company	1,015,533	646,503	660,510
Opportunistic Municipal	860	369	157
Origin Emerging Markets	1,875,966	680,425	404,036
Small-MidCap Dividend Income	1,035,762	1,823,807	1,023,218
Small-MidCap Growth	17,659	11,648	5,023(2)
Spectrum Preferred and Capital Securities Income	175,793	585,434	1,215,714(1)(3)
(1)
Previous amounts have been restated using the methodology used for reporting similar data in Form N-CEN, which results in higher amounts than previously stated.
(2)
Period from June 12, 2019, date operations commenced, through August 31, 2019.
(3)
Effective July 1, 2019, Preferred Securities changed its name to Spectrum Preferred and Capital Securities Income.
Primary reasons for changes in several Funds’ brokerage commissions for the three years were changes in commission rates; changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
In particular, primary reasons for changes in brokerage commissions for those Funds with relatively greater variations for the three years were, in part: for the International Small Company Fund, increased trading volumes and increased portfolio turnover in countries with higher commission rates; and for the Origin Emerging Markets Fund, changes in Fund size.

Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with PGI or such Fund’s Sub-Advisors for the fiscal years ended August 31 as follows:
Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2021 Fund’s Total Commissions Paid	% of Fund’s Total Commissions	% of Dollar Amount of Fund’s Commissionable Transactions
Spectrum Preferred and Capital Securities Income
	Spectrum Asset Management	SAMI Brokerage LLC	$74,814	42.56%	89.50%
		Total	$74,814	42.56%	89.50%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2020 Fund’s Total Commissions Paid	% of Fund’s Total Commissions	% of Dollar Amount of Fund’s Commissionable Transactions
Spectrum Preferred and Capital Securities Income
	Spectrum Asset Management	SAMI Brokerage LLC	$155,836	26.62%	71.94%
		Total	$155,836	26.62%	71.94%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2019 Fund’s Total Commissions Paid	% of Fund’s Total Commissions	% of Dollar Amount of Fund’s Commissionable Transactions
Spectrum Preferred and Capital Securities Income(1)(2)
	Spectrum Asset Management	SAMI Brokerage LLC(3)	$72,434	5.96%	45.41%
		Total	$72,434	5.96%	45.41%
(1)
Previous amounts have been restated using the methodology used for reporting similar data in Form N-CEN, which results in higher amounts than previously stated.
(2)
Effective July 1, 2019, Preferred Securities changed its name to Spectrum Preferred and Capital Securities Income.
(3)
As of January 2, 2019, Spectrum Asset Management executed transactions for the Fund through a new wholly owned broker/dealer called SAMI Brokerage LLC.
Material differences, if any, between the percentage of a Fund’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commission rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.
The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended August 31, 2021.
Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Bond Market Index	Barclays PLC	$ 1,607
	Citigroup Inc	3,127
	Credit Suisse AG	751
	Goldman Sachs Group Inc/The	3,931
	JPMorgan Chase & Co	5,567
	Morgan Stanley	3,645
	Nomura Holdings Inc	644
	Wells Fargo & Co	2,804
Capital Securities	Barclays PLC	35,714
	Citigroup Inc	19,699
	Credit Suisse AG	23,822
	Goldman Sachs Group Inc/The	8,336
	JPMorgan Chase & Co	35,007
	UBS Group AG	27,658
	Wells Fargo & Co	9,149

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Global Multi-Strategy	Barclays PLC	$ 851
	Citigroup Inc	130
	Goldman Sachs Group Inc/The	577
	JPMorgan Chase & Co	579
	Morgan Stanley	41
	UBS Group AG	179
	Wells Fargo & Co	839
International Equity Index	Barclays PLC	2,995
	Credit Suisse AG	1,878
	Nomura Holdings Inc	1,031
	UBS Group AG	4,251
Spectrum Preferred and Capital Securities Income	Barclays PLC	181,231
	Citigroup Inc	209,642
	Credit Suisse AG	205,241
	Goldman Sachs Group Inc/The	83,628
	JPMorgan Chase & Co	371,576
	Morgan Stanley	19,586
	UBS Group AG	112,755
	Wells Fargo & Co	250,655
Allocation of Trades
By the Manager (“PGI”). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to, trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Because of PGI’s role as investment advisor to each of the Funds and discretionary advisor to funds of funds and some underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. PGI also provides advisory services to funds that have multiple investment advisors (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund’s portfolio to be allocated to an advisor. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds and Multi-Managed Funds, for the following reasons:
•
PGI serves as the investment advisor to the underlying funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment advisor may serve as sub-advisor to the funds in which a fund of funds may invest. This raises a potential conflict because PGI’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest.
•
PGI or an affiliated person may serve as investment advisor to a portion of a Multi-Managed Fund. In addition, PGI might recommend that an affiliated person serve as sub-advisor to a portion of a Multi-Managed Fund. This raises a potential conflict because PGI’s or an affiliated investment advisor’s profit margin may vary depending on the extent to which a Multi-Managed Fund’s assets are managed by PGI or allocated to an affiliated advisor.
•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, PGI and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. PGI and the sub-advisor may face a conflict of interest in making its determination.
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:
•
PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies. However, PGI will select an unaffiliated underlying fund managed by an unaffiliated sub-advisor when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•
PGI uses a process to select investment advisors that emphasizes the selection of PGI or Principal-affiliated sub-advisors that are determined to be qualified under the Manager’s due diligence process. However, PGI will select an unaffiliated sub-advisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
•
PGI provides ongoing oversight of the Funds’ investments to monitor adherence to their investment program.
By the Sub-Advisors. The portfolio managers of each sub-advisor manage a number of accounts other than the Fund’s portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the sub-advisor deems appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the sub-advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the sub-advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Purchase and Redemption Of Shares
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value (“NAV”) per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day’s price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in “Pricing of Fund Shares.”
All income dividend and capital gains distributions, if any, on a Fund's Class S shares are paid out in cash. All income dividends and capital gains distributions, if any, on a Fund’s Institutional Class and Classes R-1, R-3, R-4, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund’s Classes A, C, and J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind).
For information related to Class S shares, see the section in this SAI entitled “Multiple Class Structure.”
Class R-1 Shares
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 shares are no longer available for purchase from new retirement plans except in limited circumstances. However, if a retirement plan currently offers Class R-1, such plans will be allowed to continue to invest in that share class through Funds they currently offer in their plans or Funds they add to their plans.
Abandoned or Orphaned Accounts
In order to invest in shares of Principal Funds, a shareholder’s account must have a registered broker-dealer on file with us when the account is established. If an active account does not have a registered broker-dealer on file, we consider the account to be an “abandoned or orphaned account”. If we determine in our discretion that an account is abandoned or orphaned, we will take the following actions:
•
Notify the shareholder in writing as to the account’s status and request that the account(s) be moved to another registered broker-dealer;
•
Remove the broker/dealer from the account. If the shareholder does not request another registered broker/dealer to be added to the account, Principal Shareholder Services, Inc. (“PSS”), the Funds’ Transfer Agent, will hold the accounts until another registered broker/dealer is added to the account. PSS is not a broker-dealer and does not offer investment advice; and
•
No initial sales charge will apply to purchases of Fund shares while PSS is holding the account.
Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in “Pricing of Fund Shares.”
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
For information related to Class S shares, see the section in this SAI entitled “Multiple Class Structure.”
Exchanges Between Classes of Shares
Class S shares of the Capital Securities Fund are not subject to exchange.
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:
Exchange From Class	Exchange To Class
A	Institutional
C	A, Institutional
Institutional	A, C, R-6

Such same Fund exchanges between share classes are permitted subject to conditions including, but not limited to, the following:
•
You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;
•
Your financial intermediary or the retirement plan sponsor’s financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;
•
The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;
•
In order to exchange into Class A shares, you must be eligible to: (i) purchase Class A shares with no initial sales charge; or (ii) exchange into Class A shares through your financial intermediary with no initial sales charge;
•
Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and
•
Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or financial professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class.
If after purchasing Institutional Class shares you become ineligible to invest in Institutional Class shares, you may be permitted to exchange from Institutional Class shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax advisor regarding possible federal, state, local and foreign tax consequences.
Pricing Of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Juneteenth, Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds the share price is calculated by:
•
taking the current market value of the total assets of the Fund
•
subtracting liabilities of the Fund
•
dividing the remainder proportionately into the classes of the Fund
•
subtracting the liability of each class
•
dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the Nasdaq National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third-party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.
Appendix B provides a specimen price-make-up sheet showing how the Fund calculates the total offering price per share.
Tax Considerations
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “IRC”), by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets that produce types of income specified in the IRC (“Qualifying Income”). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a RIC for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the IRC may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The IRC may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund, and (b) certain capital gain distributions and/or the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS recently issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Special Tax Considerations for the Opportunistic Municipal Fund (the “Municipal Fund”)
The Municipal Fund also intends to qualify to pay “exempt-interest dividends” to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are “substantial users” (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.
Portfolio Holdings Disclosure
The Funds may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the websites relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. It is the Funds’ policy to disclose only public information regarding portfolio holdings (i.e. information published on the websites or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund’s holdings. This information may be made available at any time (or without delay).

Policy. The Funds and PGI have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:
1)
Daily to the Funds’ portfolio pricing services, Bloomberg LP, ICE Data Services, J.P. Morgan PricingDirect, Inc., and IHS Markit Partners, to obtain prices for portfolio securities;
2)
Upon proper request to government regulatory agencies or to self-regulatory organizations;
3)
As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Funds;
4)
To the sub-advisors’ proxy service providers (Broadridge Financial Solutions, LLC, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies;
5)
To the Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to the Funds; and
6)
Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.

The Funds are also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Funds, PGI or the Fund’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or PGI’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing, before it occurs. The Funds currently have disclosure agreements with the following:
Abacus Group LLC
Abel Noser
Accenture
Adobe
Advent APX
Advent Geneva
Algorithmics
Allview Systems Holdings
Ascendant Compliance Manager
Ashland Partners
Axioma
Barclays
Barra
Black Mountain Systems
BlackRock Aladdin
Bloomberg AIM
Bloomberg BVAL
Bloomberg LP
Bloomberg Port
Bloomberg Professional Services
BNY Mellon
Broadridge
Broadridge Business Process Outsourcing Solutions, LLC
Broadridge Financial Solutions Inc. / Proxy Edge
Broadridge Systems
Brown Brothers Harriman
BST
Capital Confirmation, Inc.
Cassini Systems, Inc.
Charles River
Charles River Development
Charles River Trading System
Clearpar (Markit)
Confluence Technologies
Deutsche Bank
DG3
Donnelley Financial Solutions
DST Systems
DTCC Derivatives Repository Ltd.
DTCC OASYS
Eagle
Eagle Investment Systems Corp.
ESG Manager (MSCI)
eVestment Alliance
Eze Software LLC
FactSet
FactSet Research Systems Inc.
Financial Recovery Technologies (FRT)
Financial Tracking Technologies LLC
FIS Global Asset Management
FIS PTA
FTSE Fixed Income LLC
FX Transparency
Global Trading Analytics
Gresham Technologies
IHS Markit LTD
INDATA
Indus Valley Partners (IVP)
Intercontinental Exchange, Inc.
InvestCloud Inc
Investment Company Institute (ICI)
Investor Tools, Inc.
Iron Mountain
JPMorgan Chase
KPMG
Lend Amend
LexisNexis
Linedata
Lionbridge
LiquidNet
London Stock Exchange Group
LS Operating Services LLC
Markit WSO Services
MBI Solutions, LLC
Merrill Corporation
Moody’s Analytics
Morgan Stanley
Morningstar, Inc.
MSCI Liquidity Metrics
MSCI - Risk Metrics
Nomura International
Northern Trust
Omgeo LLC
Portware, LLC
PricewaterhouseCoopers, LLP
Refinitiv
RR Donnelley and Sons
Russell Investments Implementation Services, LLC
SDL
SEI Global Services, Inc.
SEI Investments Co
Serena
SmartStream Technologies
Solvency Analytics AG
SS&C Advent
SS&C (Evare)
SS&C Hedge Fund Services, North America, Inc.
SS&C Technologies
SS&C Technologies Holdings
SS&C Vision FI
State Street Bank & Trust
State Street Corporation
Style Research
SWIFT
Sybase Inc.
Toppan Merrill
TriOptima
TSI (Virtus)
Veritas
Veritext Global
Virtu Americas LLC
WCI Consulting
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Funds’ non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations, and affiliated persons of the Funds. Neither the Funds nor PGI nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Funds’ CCO will periodically, but no less frequently than annually, review the Funds’ portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Board. In addition, the Board must approve any change in the Funds’ portfolio holdings disclosure policy that would expand the distribution of such information.
Proxy Voting Policies and Procedures
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to PGI or to the Fund’s sub-advisor, as appropriate. PGI and each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
In addition, the Sub-Advisor, with respect to the Global Sustainable Listed Infrastructure Fund, intends to vote proxies in accordance with the Fund’s sustainable investing strategy as disclosed in its prospectus.
For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., the Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022, is available, without charge, upon request, by calling 1-800-222-5852 or by accessing the Fund’s most recently filed Form N-PX on the SEC website at www.sec.gov.
Financial Statements
The financial statements of the Fund at August 31, 2021, are incorporated herein by reference to the Fund's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR. The unaudited financial statements of the Fund at February 28, 2022 are also incorporated herein by reference from the Fund's most recent Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR.
Independent Registered Public Accounting Firm
Ernst & Young LLP (700 Nicollet Mall, Suite 500, Minneapolis, MN 55402) is the independent registered public accounting firm for the Fund Complex.
Control Persons and Principal Holders Of Securities
The following list identifies shareholders who own more than 25% of the voting securities of a Fund as of September 7, 2022. It is presumed that a person who owns more than 25% of the voting securities of a Fund controls the Fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by Fund.
Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
CAPITAL SECURITIES	31.33%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	DELAWARE	MORGAN STANLEY
CAPITAL SECURITIES	31.11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	NEW YORK	BANK OF AMERICA CORPORATION
INTERNATIONAL EQUITY INDEX	34.13%	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL FINANCIAL GROUP OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH ST DES MOINES IA 50392-0001	IOWA	PRINCIPAL FINANCIAL SERVICES, INC.(1)

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
INTERNATIONAL EQUITY INDEX	32.43%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001	MARYLAND	PRINCIPAL FUNDS, INC.
ORIGIN EMERGING MARKETS	33.81%	PRINCIPAL GLOBAL INVESTORS TRUST CO PRINCIPAL LIFETIME HYBRID COLLECTIVE INVESTMENT FUNDS 1300 SW 5TH AVE STE 3300 PORTLAND OR 97201-5640	DELAWARE	PRINCIPAL HOLDING COMPANY, LLC(1)
SMALL-MIDCAP GROWTH	93.10%	PRINCIPAL FINANCIAL SERVICES INC PUBLIC SEED ACCOUNT ATTN GAM INVACCT ACA TEAM G-016-S40 711 HIGH ST DES MOINES IA 50392-9992	IOWA	PRINCIPAL FINANCIAL GROUP, INC.
(1)
Principal Financial Group, Inc. is the parent of Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent both of Principal Life Insurance Company and of Principal Global Holding Company (US), LLC; Principal Life Insurance Company is the parent of Principal Holding Company, LLC.; Principal Global Holding Company (US), LLC is the parent of Principal Global Investors, LLC.
The Board Members and officers of the Funds, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption “Choosing a Share Class and the Costs of Investing” in the Prospectus.
Funds that operate as funds of funds and Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the funds of funds nor Principal Life Insurance Company exercise voting discretion.
The Bylaws of PFI set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The Bylaws of PFI state that a quorum is the presence in person or by proxy of the holders of one-third of the shares of capital stock of PFI or, when the meeting relates to a certain Fund, that Fund, issued and outstanding and entitled to vote on the record date.
Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).
Principal Holders of Securities
The Registrant is unaware of any persons who own beneficially (but are not shareholders of record) 5% or more of any class of the Funds’ outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Funds’ outstanding shares as of September 7, 2022. The list is presented in alphabetical order by Fund.
Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (A)	46.48%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
BLUE CHIP (A)	5.33%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (C)	17.20%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
BLUE CHIP (C)	14.64%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
BLUE CHIP (C)	10.88%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
BLUE CHIP (C)	10.64%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
BLUE CHIP (C)	8.31%	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188
BLUE CHIP (C)	7.67%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901
BLUE CHIP (I)	22.56%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
BLUE CHIP (I)	13.76%	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405
BLUE CHIP (I)	10.01%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
BLUE CHIP (I)	9.23%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
BLUE CHIP (I)	7.37%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
BLUE CHIP (I)	7.16%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
BLUE CHIP (I)	6.24%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (R3)	35.76%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R3)	18.22%	SAMMONS RETIREMENT SOLUTIONS 8300 MILLS CIVIC PKWY WDM IA 50266-3833
BLUE CHIP (R3)	15.21%	STATE STREET BANK CUST FBO ADP ACCESS PRODUCT 401(K) PLAN 1 LINCOLN ST BOSTON MA 02111-2900
BLUE CHIP (R4)	49.11%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R4)	18.98%	KINGS DAUGHTERS HEALTH ATTN PLAN TRUSTEE FBO KINGS DAUGHTERS HEALTH 457B 1373 E STATE RD 62 MADISON IN 47250-7328
BLUE CHIP (R4)	12.89%	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901
BLUE CHIP (R4)	8.12%	BRIDGES INC FBO EXEC 457F OF BRIDGES INC ATTN CHRISTY KNUTSON 3600 POWER INN RD STE C SACRAMENTO CA 95826-3826
BLUE CHIP (R5)	90.65%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R6)	21.90%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
BLUE CHIP (R6)	9.98%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R6)	9.01%	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R6)	6.97%	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R6)	6.79%	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001
BLUE CHIP (R6)	6.62%	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
BLUE CHIP (R6)	5.26%	LIFETIME 2050 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	21.43%	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	10.52%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	9.69%	LIFETIME HYBRID 2030 FUND ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	9.33%	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	8.64%	LIFETIME HYBRID 2025 FUND ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	8.06%	LIFETIME HYBRID 2020 FUND ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (I)	5.23%	LIFETIME HYBRID 2035 FUND ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (R1)	57.10%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (R1)	14.92%	FIIOC FBO AVAILABLE PLASTICS INC 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987
BOND MARKET INDEX (R1)	12.15%	RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401(K) PLAN 201 17TH ST NW STE 1000 ATLANTA GA 30363-1195
BOND MARKET INDEX (R1)	9.13%	FIDELITY INVESTMENTS INST OPER CO INC FBO STRAUS MASONRY INC 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999
BOND MARKET INDEX (R3)	60.83%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (R3)	19.74%	PRINCIPAL TRUST COMPANY FBO EXEC NQ EXCESS OF MAGNECOMP CORP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (R4)	80.19%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (R5)	44.66%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
BOND MARKET INDEX (R5)	21.74%	FEDERAL REALTY INVESTMENT TRUST FBO FEDERAL REALTY INVESTMENT TRUST ATTN VICKIE RALLS 1626 E JEFFERSON ST ROCKVILLE MD 20852-4041
CAPITAL SECURITIES (S)	31.33%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
CAPITAL SECURITIES (S)	31.11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
CAPITAL SECURITIES (S)	15.19%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
DIVERSIFIED REAL ASSET (A)	34.43%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
DIVERSIFIED REAL ASSET (A)	14.34%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
DIVERSIFIED REAL ASSET (A)	5.13%	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226
DIVERSIFIED REAL ASSET (A)	5.01%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
DIVERSIFIED REAL ASSET (I)	21.84%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
DIVERSIFIED REAL ASSET (I)	17.24%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENIFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
DIVERSIFIED REAL ASSET (I)	9.50%	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED REAL ASSET (I)	5.62%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
DIVERSIFIED REAL ASSET (R3)	96.33%	PRINCIPAL TRUST COMPANY FBO BLUE ROCK REFINISHING SOLUTIONS LLC CASH BALANCE PLAN 2974 CLEVELAND AVE N SAINT PAUL MN 55113-1101
DIVERSIFIED REAL ASSET (R5)	81.04%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH STREET DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R5)	18.95%	PRINCIPAL GLOBAL INVESTORS LLC ATTN SEAN CLINES 801-9A08 801 GRAND AVE DES MOINES IA 50309-8000
DIVERSIFIED REAL ASSET (R6)	13.90%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
DIVERSIFIED REAL ASSET (R6)	10.58%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R6)	7.57%	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
DIVERSIFIED REAL ASSET (R6)	7.47%	MAC & CO A/C 193733 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502
DIVERSIFIED REAL ASSET (R6)	6.98%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
EDGE MIDCAP (A)	26.13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
EDGE MIDCAP (A)	18.37%	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405
EDGE MIDCAP (A)	12.76%	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099
EDGE MIDCAP (A)	5.10%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
EDGE MIDCAP (I)	27.30%	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405

Fund/Class	Percentage of Ownership	Name and Address of Owner
EDGE MIDCAP (I)	25.12%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901
EDGE MIDCAP (I)	17.73%	MAILCODE BD1N ATTN MF C/O RELIANCE TRUST COMPANY WI MITRA & CO FBO 98 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422
EDGE MIDCAP (I)	12.76%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
EDGE MIDCAP (R6)	30.51%	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748
EDGE MIDCAP (R6)	28.57%	JASCO & CO 800 PHILADELPHIA ST INDIANA PA 15701-3908
EDGE MIDCAP (R6)	17.89%	ATTN MUTUAL FUND ADMINISTRATOR C/O TRUIST ID 866 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989
EDGE MIDCAP (R6)	7.97%	C/O REGIONS SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989
EDGE MIDCAP (R6)	7.26%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
GLOBAL MULTI-STRATEGY (A)	20.43%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
GLOBAL MULTI-STRATEGY (A)	15.75%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
GLOBAL MULTI-STRATEGY (A)	13.38%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
GLOBAL MULTI-STRATEGY (A)	6.27%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
GLOBAL MULTI-STRATEGY (I)	24.41%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY (I)	18.53%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
GLOBAL MULTI-STRATEGY (I)	17.28%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
GLOBAL MULTI-STRATEGY (R6)	55.32%	WELLS FARGO BANK NA PO BOX 1533 MINNEAPOLIS MN 55480-1533
GLOBAL MULTI-STRATEGY (R6)	18.95%	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802
GLOBAL MULTI-STRATEGY (R6)	17.76%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (I)	27.03%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (I)	25.93%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
INTERNATIONAL EQUITY INDEX (I)	18.47%	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCOUNTS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
INTERNATIONAL EQUITY INDEX (I)	15.95%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 EMPIRE TODAY, LLC 401(K) 333 NORTHWEST AVE NORTHLAKE IL 60164-1604
INTERNATIONAL EQUITY INDEX (R1)	66.62%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R1)	13.69%	FIIOC FBO CENTRAL PARK INSURANCE AGENCY INC EMPLOYEES PROFIT SHARING PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987
INTERNATIONAL EQUITY INDEX (R1)	9.26%	FIIOC FBO KEITH PORTER INSULATION & FIREPLACE 401K PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987
INTERNATIONAL EQUITY INDEX (R1)	8.12%	MID ATLANTIC TRUST COMPANY FBO BORIK HOSPITALIST GROUP, INC 401(K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R3)	59.49%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R4)	46.14%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R4)	23.99%	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901
INTERNATIONAL EQUITY INDEX (R4)	5.24%	PRINCIPAL TRUST COMPANY FBO LESLIE GABER ASSOC INC CASH BALANCE PLAN 24 HILLCREST DR COLTS NECK NJ 07722-2227
INTERNATIONAL EQUITY INDEX (R5)	62.48%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R5)	17.09%	WACHOVIA BANK NATIONAL ASSOCIATION FBO DEF COMP PLAN OF CED INC (PS ATTN SHELLEY ANDERSON DEF ONE WEST FOURTH STREET WINSTON-SALEM NC 27101-3972
INTERNATIONAL EQUITY INDEX (R6)	36.89%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R6)	35.05%	DIVERSIFIED GROWTH ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R6)	12.75%	DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL EQUITY INDEX (R6)	6.07%	DIVERSIFIED BALANCED ACCOUNT ATTN MUTUAL FUND ACCOUNTING H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (I)	75.03%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
INTERNATIONAL SMALL COMPANY (I)	7.98%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
INTERNATIONAL SMALL COMPANY (I)	7.91%	THE GRABLE FOUNDATION 701 MARKET ST STE 1100 SAINT LOUIS MO 63101-1867

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL SMALL COMPANY (R6)	12.53%	LIFETIME 2040 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R6)	12.08%	LIFETIME 2030 FUND ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R6)	10.24%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R6)	9.39%	LIFETIME 2050 FUND ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R6)	8.85%	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
INTERNATIONAL SMALL COMPANY (R6)	6.61%	SAM STRATEGIC GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
OPPORTUNISTIC MUNICIPAL (A)	21.76%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
OPPORTUNISTIC MUNICIPAL (A)	16.95%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
OPPORTUNISTIC MUNICIPAL (A)	12.95%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
OPPORTUNISTIC MUNICIPAL (A)	12.72%	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405
OPPORTUNISTIC MUNICIPAL (I)	21.22%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
OPPORTUNISTIC MUNICIPAL (I)	15.31%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
OPPORTUNISTIC MUNICIPAL (I)	12.59%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
OPPORTUNISTIC MUNICIPAL (I)	12.25%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

Fund/Class	Percentage of Ownership	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (I)	10.36%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
OPPORTUNISTIC MUNICIPAL (I)	8.89%	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226
OPPORTUNISTIC MUNICIPAL (I)	6.57%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
ORIGIN EMERGING MARKETS (A)	45.88%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
ORIGIN EMERGING MARKETS (I)	40.55%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
ORIGIN EMERGING MARKETS (I)	22.40%	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226
ORIGIN EMERGING MARKETS (I)	13.95%	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958
ORIGIN EMERGING MARKETS (I)	8.25%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
ORIGIN EMERGING MARKETS (R6)	35.38%	PRINCIPAL GLOBAL INVESTORS TRUST CO PRINCIPAL LIFETIME HYBRID COLLECTIVE INVESTMENT FUNDS 1300 SW 5TH AVE STE 3300 PORTLAND OR 97201-5640
ORIGIN EMERGING MARKETS (R6)	13.81%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
ORIGIN EMERGING MARKETS (R6)	7.39%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
ORIGIN EMERGING MARKETS (R6)	6.75%	SAM CONS GROWTH PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (A)	19.02%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
SMALL-MIDCAP DIVIDEND INCOME (A)	12.12%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (A)	8.78%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
SMALL-MIDCAP DIVIDEND INCOME (A)	7.31%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
SMALL-MIDCAP DIVIDEND INCOME (A)	6.91%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
SMALL-MIDCAP DIVIDEND INCOME (C)	27.10%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
SMALL-MIDCAP DIVIDEND INCOME (C)	15.56%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
SMALL-MIDCAP DIVIDEND INCOME (C)	13.55%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
SMALL-MIDCAP DIVIDEND INCOME (C)	10.06%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
SMALL-MIDCAP DIVIDEND INCOME (I)	23.25%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
SMALL-MIDCAP DIVIDEND INCOME (I)	17.39%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
SMALL-MIDCAP DIVIDEND INCOME (I)	13.07%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
SMALL-MIDCAP DIVIDEND INCOME (I)	11.79%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
SMALL-MIDCAP DIVIDEND INCOME (I)	5.83%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484
SMALL-MIDCAP DIVIDEND INCOME (I)	5.02%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (R6)	69.27%	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
SMALL-MIDCAP DIVIDEND INCOME (R6)	17.02%	KENTUCKY PUBLIC EMPLOYEES DEFERRED COMPENSATION AUTHORITY C/O NATIONWIDE PO BOX 182029 COLUMBUS OH 43218-2029
SMALL-MIDCAP DIVIDEND INCOME (R6)	6.67%	PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM ATTN PLIC PROXY COORDINATOR FUNDS 711 HIGH STREET DES MOINES IA 50392-0001
SMALL-MIDCAP GROWTH (I)	93.10%	PRINCIPAL FINANCIAL SERVICES INC PUBLIC SEED ACCOUNT ATTN GAM INVACCT ACA TEAM G-016-S40 711 HIGH ST DES MOINES IA 50392-9992
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	19.49%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	14.50%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	13.49%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	9.23%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	6.41%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (A)	6.08%	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCOUNTS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	21.71%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	15.02%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	12.53%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	8.87%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	6.83%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	5.46%	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCOUNTS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	5.31%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (C)	5.03%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCL BENE OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	17.61%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	11.01%	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	10.53%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	10.33%	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	9.41%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	6.56%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (I)	5.64%	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R1)	54.60%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R1)	38.65%	PRINCIPAL TRUST COMPANY FBO CONCORP CONCRETE INC DEFINED BENEFIT PENSION PLAN 2485 ASHCROFT AVE CLOVIS CA 93611-6001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R1)	5.10%	MATRIX TRUST COMPANY CUST. FBO DUNSTAN DENTAL CENTER, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R3)	5.40%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R4)	95.23%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R5)	40.35%	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R5)	36.70%	VANGUARD FIDUCIARY TRUST CO FBO 401K CLIENTS ATTN INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R5)	10.19%	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R5)	7.92%	PRINCIPAL TRUST COMPANY FBO NQ DB OF AAA ARIZONA ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R6)	34.09%	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R6)	17.26%	SAM BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R6)	16.36%	SAM FLEXIBLE INCOME PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME (R6)	8.92%	SAM CONS BALANCED PORTFOLIO PIF ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001
Management Ownership
As of September 7, 2022, the Board Members and officers of the Funds, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.

Portfolio Manager Disclosure
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about PGI’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.
Information in this section is as of August 31, 2021, unless otherwise noted.

Advisor: Principal Global Investors, LLC (Columbus Circle Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher T. Corbett: Small-MidCap Growth Fund
Registered investment companies	3	$755.7 million	0	$0
Other pooled investment vehicles	1	$631.5 million	0	$0
Other accounts	18	$618.3 billion	0	$0
Marc R. Shapiro: Small-MidCap Growth Fund
Registered investment companies	3	$755.7 million	0	$0
Other pooled investment vehicles	1	$631.5 million	0	$0
Other accounts	18	$618.3 billion	0	$0
Compensation
Principal Global Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. coinvestment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”)
Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Christopher T. Corbett	Small-MidCap Growth	$100,001 - $500,000
Marc R. Shapiro	Small-MidCap Growth	$100,001 - $500,000

Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Lauren Choi: Edge MidCap Fund
Registered investment companies	1	$4.8 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$582.1 million	0	$0
Daniel R. Coleman: Edge MidCap and Small-MidCap Dividend Income Funds
Registered investment companies	10	$14.3 billion	0	$0
Other pooled investment vehicles	2	$201.8 million	0	$0
Other accounts	40	$3.6 billion	0	$0
Theodore Jayne: Edge MidCap Fund
Registered investment companies	4	$2.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$582.1 million	0	$0
Sarah E. Radecki: Small-MidCap Dividend Income Fund
Registered investment companies	5	$11.7 billion	0	$0
Other pooled investment vehicles	2	$201.8 million	0	$0
Other accounts	30	$3.0 billion	0	$0
Compensation
Principal Global Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Lauren Choi	Edge MidCap	$100,001 - $500,000
Daniel R. Coleman	Edge MidCap	Over $1,000,000
Daniel R. Coleman	Small-MidCap Dividend Income	$500,001 - $1,000,000
Theodore Jayne	Edge MidCap	$500,001 - $1,000,000
Sarah E. Radecki	Small-MidCap Dividend Income	Over $1,000,000

Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tiffany N. Lavastida: International Small Company Fund
Registered investment companies	7	$464.8 million	0	$0
Other pooled investment vehicles	2	$2.5 billion	0	$0
Other accounts	21	$3.2 billion	1	$217.2 million
K. William Nolin: Blue Chip Fund
Registered Investment Companies	5	$26.1 billion	0	$0
Other pooled investment vehicles	4	$3.4 billion	0	$0
Other accounts	59	$11.7 billion	0	$0
Brian W. Pattinson: International Small Company Fund
Registered investment companies	9	$2.1 billion	0	$0
Other pooled investment vehicles	3	$3.4 billion	0	$0
Other accounts	37	$4.9 billion	3	$818.8 million
Tom Rozycki: Blue Chip Fund
Registered Investment Companies	5	$26.1 billion	0	$0
Other pooled investment vehicles	4	$3.4 billion	0	$0
Other accounts	59	$11.7 billion	0	$0
Jeffrey A. Schwarte: International Equity Index Fund
Registered investment companies	32	$23.4 billion	0	$0
Other pooled investment vehicles	7	$47.8 billion	0	$0
Other accounts	6	$1.5 billion	0	$0
Aaron J. Siebel: International Equity Index Fund
Registered investment companies	30	$22.4 billion	0	$0
Other pooled investment vehicles	5	$47.8 billion	0	$0
Other accounts	3	$1.5 billion	0	$0
Compensation
Principal Global Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pretax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.

In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tiffany N. Lavastida	International Small Company	$500,001 - $1,000,000
K. William Nolin	Blue Chip	Over $1,000,000
Brian W. Pattinson	International Small Company	Over $1,000,000
Tom Rozycki	Blue Chip	Over $1,000,000
Jeffrey A. Schwarte	International Equity Index	None
Aaron J. Siebel	International Equity Index	None

Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeff Callahan: Bond Market Index Fund
Registered Investment Companies	4	$3.4 billion	0	$0
Other pooled investment vehicles	3	$11.7 billion	0	$0
Other accounts	0	$0	0	$0
James Noble: Opportunistic Municipal Fund
Registered Investment Companies	3	$1.5 billion	0	$0
Other pooled investment vehicles	4	$130.2 million	0	$0
Other accounts	9	$848.5 million	0	$0
Darryl Trunnel: Bond Market Index Fund
Registered investment companies	8	$3.5 billion	0	$0
Other pooled investment vehicles	10	$12.2 billion	0	$0
Other accounts	14	$892.1 million	3	$217.1 million
James Welch: Opportunistic Municipal Fund
Registered Investment Companies	3	$1.5 billion	0	$0
Other pooled investment vehicles	4	$130.2 million	0	$0
Other accounts	9	$848.5 million	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG employee stock purchase plan, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeff Callahan	Bond Market Index	$1 - $10,000
James Noble	Opportunistic Municipal	$100,001 - $500,000
Darryl Trunnel	Bond Market Index	$1 - $10,000
James Welch	Opportunistic Municipal	$100,001 - $500,000

Remove all references to Marcus W. Dummer and Kelly A. Grossman on or about September 30, 2022
Advisor: Principal Global Investors, LLC (Principal® Global Asset Allocation Portfolio Managers)
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jessica S. Bush: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$9.5 billion	0	$0
Other pooled investment vehicles	2	$3.4 billion	0	$0
Other accounts	0	$0	0	$0
Marcus W. Dummer: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$9.5 billion	0	$0
Other pooled investment vehicles	2	$3.4 billion	0	$0
Other accounts	0	$0	0	$0
Kelly A. Grossman: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	1	$9.2 billion	0	$0
Other pooled investment vehicles	1	$3.4 billion	0	$0
Other accounts	0	$0	0	$0
Benjamin E. Rotenberg: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$9.5 billion	0	$0
Other pooled investment vehicles	2	$3.4 billion	0	$0
Other accounts	0	$0	0	$0
May Tong: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	2	$9.5 billion	0	$0
Other pooled investment vehicles	2	$3.4 billion	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Global Investors, LLC (“PGI”) offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer-term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jessica S. Bush	Diversified Real Asset	$100,001 - $500,000
Jessica S. Bush	Global Multi-Strategy	$10,001 - $50,000
Marcus W. Dummer	Diversified Real Asset	$100,001 - $500,000
Marcus W. Dummer	Global Multi-Strategy	$100,001 - $500,000
Kelly A. Grossman	Diversified Real Asset	$10,001 - $50,000
Kelly A. Grossman	Global Multi-Strategy	$1 - $10,000
Benjamin E. Rotenberg	Diversified Real Asset	$50,001 - $100,000
Benjamin E. Rotenberg	Global Multi-Strategy	$100,001 - $500,000
May Tong	Diversified Real Asset	$100,001 - $500,000
May Tong	Global Multi-Strategy	$1 - $10,000

Sub-Advisor: Origin Asset Management LLP
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Chris Carter: Origin Emerging Markets Fund
Registered investment companies	1	$351.0 million	0	$0
Other pooled investment vehicles	3	$166.0 million	0	$0
Other accounts	8	$2.1 billion	1	$167.0 million
Nigel Dutson: Origin Emerging Markets Fund
Registered investment companies	1	$351.0 million	0	$0
Other pooled investment vehicles	3	$166.0 million	0	$0
Other accounts	8	$2.1 billion	1	$167.0 million
Tarlock Randhawa: Origin Emerging Markets Fund
Registered investment companies	1	$351.0 million	0	$0
Other pooled investment vehicles	3	$166.0 million	0	$0
Other accounts	8	$2.1 billion	1	$167.0 million
Nerys Weir: Origin Emerging Markets Fund
Registered investment companies	1	$351.0 million	0	$0
Other pooled investment vehicles	3	$166.0 million	0	$0
Other accounts	8	$2.1 billion	1	$167.0 million
Compensation
Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin’s portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.
Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Chris Carter	Origin Emerging Markets	None
Nigel Dutson	Origin Emerging Markets	None
Tarlock Randhawa	Origin Emerging Markets	None
Nerys Weir	Origin Emerging Markets	None

Sub-Advisor: Principal Real Estate Investors, LLC
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Emily Foshag(1): Global Sustainable Listed Infrastructure Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$15.2 million	0	$0
(1)
Information as of July 31, 2022. The Global Sustainable Listed Infrastructure Fund is new as of September 22, 2022.
Compensation
Principal Real Estate Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested in Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
In addition to deferred compensation obtained through their compensation programming, all senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Emily Foshag(1)	Global Sustainable Listed Infrastructure	None
(1)
Information as of July 31, 2022. The Global Sustainable Listed Infrastructure Fund is new as of September 22, 2022.

Sub-Advisor: Spectrum Asset Management, Inc.
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Fernando (“Fred”) Diaz: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Roberto Giangregorio: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
L. Phillip Jacoby, IV: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Manu Krishnan: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Mark A. Lieb: Capital Securities and Spectrum Preferred and Capital Securities Income Funds
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Kevin Nugent: Spectrum Preferred and Capital Securities Income Fund
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Satomi Yarnell: Capital Securities and Spectrum Preferred and Capital Securities Income Fund
Registered investment companies	7	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.0 billion	1	$11.0 million
Other accounts	58	$10.0 billion	0	$0
Compensation
Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:
•
Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)
•
Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually.
•
Contribution to client servicing
•
Compliance with firm and/or regulatory policies and procedures
•
Work ethic
•
Seniority and length of service
•
Contribution to overall functioning of organization
Ownership of Securities
Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Fernando (“Fred”) Diaz	Capital Securities	None
Fernando (“Fred”) Diaz	Spectrum Preferred and Capital Securities Income	None
Roberto Giangregorio	Capital Securities	None
Roberto Giangregorio	Spectrum Preferred and Capital Securities Income	None
L. Phillip Jacoby, IV	Capital Securities	None
L. Phillip Jacoby, IV	Spectrum Preferred and Capital Securities Income	$100,001 - $500,000
Manu Krishnan	Capital Securities	None
Manu Krishnan	Spectrum Preferred and Capital Securities Income	None
Mark A. Lieb	Capital Securities	None
Mark A. Lieb	Spectrum Preferred and Capital Securities Income	$500,001 - $1,000,000
Kevin Nugent	Spectrum Preferred and Capital Securities Income	None
Satomi Yarnell	Capital Securities	None
Satomi Yarnell	Spectrum Preferred and Capital Securities Income	None

APPENDIX A—DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE:
Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to five years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•
Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the financial obligation;
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:
AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P
Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.
A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty.
If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:
SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.

Appendix B—Price Make Up Sheet
Class A Maximum Offering Price Calculation
NAV	=	Maximum Offering Price
(1-Sales Charge Percentage)

Fund
Blue Chip	$42.59	=	$45.07
	(1-.0550)
Diversified Real Asset	$13.53	=	$14.06
	(1-.0375)
Edge MidCap	$18.61	=	$19.69
	(1-.0550)
Global Multi-Strategy	$11.77	=	$12.23
	(1-.0375)
Opportunistic Municipal	$11.71	=	$12.17
	(1-.0375)
Origin Emerging Markets	$14.16	=	$14.98
	(1-.0550)
Small-MidCap Dividend Income	$17.01	=	$18.00
	(1-.0550)
Spectrum Preferred and Capital Securities Income	$10.64	=	$11.05
	(1-.0375)

Appendix C—Proxy Voting Policies
The proxy voting policies applicable to each Fund appear in the following order:
The Fund’s proxy voting policy is first, followed by PGI’s proxy voting policy, and followed by the sub-advisors, alphabetically.

Proxy Voting Policies and Procedures for Principal Funds, Inc.
Principal Variable Contracts Funds, Inc.
Principal Exchange-Traded Funds
Principal Diversified Select Real Asset Fund (and other Principal interval funds)
(each a “Fund” and together “the Funds”)
(March 9, 2015)
Revised June 11, 2019
It is each Fund’s policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the Fund’s portfolio securities in accordance with the adviser’s or sub-adviser’s voting policies and procedures.
The adviser or sub-adviser must provide, on a quarterly basis:
1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser’s or sub-adviser’s voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and
2.
Written notification of any material changes to the adviser’s or sub-adviser’s proxy voting policies and procedures made during the preceding calendar quarter.
The adviser or sub-adviser must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management:
•
Identification of the issuer of the security;
•
Exchange ticker symbol of the security;
•
CUSIP number of the security;
•
The date of the shareholder meeting;
•
A brief description of the subject of the vote;
•
Whether the proposal was put forward by the issuer or a shareholder;
•
Whether and how the vote was cast; and
•
Whether the vote was cast for or against management of the issuer.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring
Effective December 1, 2021
Introduction
Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors’ Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI’s clients who have delegated such authority and discretion.
Effective January 1, 2021 Finisterre investment teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre investment teams will continue to follow previously adopted proxy policies and procedures until amended. Please see attached Appendix to this manual for Finisterre specific proxy policies and procedures.
Relationship between Investment Strategy, ESG and Proxy Voting
PGI has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI’s investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.
Roles and Responsibilities
Role of the Proxy Voting Committee
PGI’s Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI’s clients (collectively, “Authorized Persons”).
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Proxy Advisory Firm (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI’s current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A to the Policy sets forth the current Guidelines.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.
Use of Proxy Advisory Firms
PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI’s voting in accordance with this Policy.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI’s clients, and consistent with the PGI’s voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.
In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI’s determinations and procedures.

Conflicts of Interest
PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI’s voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest – Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
•
The percentage of outstanding securities of the issuer held on behalf of clients by PGI;
•
The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;
•
Whether there has been any attempt to directly or indirectly influence the investment team’s decision;
•
Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or
•
Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. For more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client’s account. On request, PGI will provide clients with a summary of PGI’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI’s responses (whether a client’s request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Appendix: Finisterre Proxy Voting Policy and Procedures
Statement of Policy
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures.
Use of Third-Party Proxy Voting Service
The Firm has entered into an agreement with Broadridge Investor Communication Solutions, Inc. (referred to as “Broadridge” and the “Proxy Voting Service”) acting with Glass Lewis & Co, to enable it to fulfill its proxy voting obligations.
Broadridge executes, monitors and records the proxies according to the instructions of the Firm. The Firm relies on the recommendations of Glass Lewis & Co, LLC to provide recommendations as to how any proxy should be voted in the best interests of the Clients. These recommendations are integrated into the voting platform set up by the Proxy Voting Service, and the Firm has instructed the Proxy Voting Service to execute all proxies in accordance with such recommendation unless instructed otherwise by the Firm.
The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser's clients.
At a minimum annually, or more frequently as deemed necessary, Compliance will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Firm to make such an assessment. Compliance will also monitor any new SEC interpretations regarding the voting of proxies and the uses of third-party proxy voting services and revise the Firm’s policies and procedures as necessary.
Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by anyone in the Firm, they must immediately inform the Compliance and work with Compliance to ensure that it is promptly forwarded to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Firm has made a determination that it is in the best interests of the Firm’s clients for the Firm to vote the proxy, the Firm’s general proxy-voting procedures are required to be followed, as follows.
Compliance will require that:
1.
the recipient of the proxy will forward a copy to Compliance, who will keep a copy of each proxy received;
2.
if the recipient is not the Portfolio Manager responsible for voting the proxy on behalf of the Firm, s/he will forward a copy to such Portfolio manager;
3.
the Portfolio Manager will determine how to vote the proxy promptly in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and provide evidence of such to Compliance;
4.
Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Firm will follow the Proxy Voting Service’s recommendation or vote the proxy directly. The Portfolio Manager will send his/her decision on how the Firm should vote a proxy to the Proxy Voting Service, in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Firm’s proxy voting records.
Voting Guidelines
To the extent that the Firm is voting a proxy itself and not utilizing the Proxy Voting Service, the Firm will consider the proxy on a case by case basis and require that the relevant investment professional vote the proxy in a manner consistent with the Firm’s duty. Investment professionals of the Firm each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Firm’s clients.

Disclosure
A.
The Firm will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer via e-mail or telephone in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Firm voted the client’s proxy.
B.
A concise summary of these Proxy Voting Policies and Procedures will be included in the Firm’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Compliance will arrange for a copy of this summary to be sent to all existing clients.
Potential Conflicts of Interest
In the event that the Firm is directly voting a proxy, Compliance will examine conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm, its personnel or a client of the Firm.
If, as a result of Compliance’s examination, a determination is made that a material conflict of interest exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Firm will generally vote the proxy as specified above. Alternatively, the Firm may vote the proxy in accordance with the recommendation of the Proxy Voting Service.
The Firm may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves.
Absent the client reserving voting rights, the Firm will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.
Proxy Recordkeeping
Compliance will maintain files relating to the Firm’s proxy voting procedures in an easily accessible place. (Under the services contract between the Firm and its Proxy Voting Service, the Proxy Voting Service will maintain the Firm’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Firm. Records of the following will be included in the files:
1.
Copies of these proxy voting policies and procedures, and any amendments thereto;
2.
A copy of each proxy statement that the Firm receives regarding client securities (the Firm may rely on third parties or EDGAR);
3.
A record of each vote that the Firm casts;
4.
A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Firm’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.
1
These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

BlackRock Investment Stewardship
Global Principles
Effective as of January 2022
Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we have determined that it is generally in the best long-term interest of our clients to promote sound corporate governance as an informed, engaged shareholder. At BlackRock, this is the responsibility of the Investment Stewardship Team.
Philosophy on investment stewardship
Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—
the principle of “one share, one vote” helps achieve this balance.
Consistent with these shareholder rights, we believe BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including but not limited to environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in their best long- term economic interests. We also participate in the public dialogue to help shape global norms and industry standards with the goal of supporting a policy framework consistent with our clients’ interests as long-term shareholders.
BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters, including ESG-related issues. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or we believe the approach taken may be inconsistent with sustainable, long-term value creation, we will engage with a company and/or vote in a manner that encourages progress.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and risks and opportunities that are material to the companies in which our clients invest, including those related to ESG. Engagement also informs our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and sustainable business practices, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced. Similarly, it provides us an opportunity to hear directly from company boards and management on how they believe their actions are aligned with sustainable, long-term value creation. We primarily engage through direct dialogue, but may use other tools such as written correspondence, to share our perspectives.
We generally vote in support of management and boards that demonstrate an approach consistent with creating sustainable, long-term value. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following our engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re- election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome we believe is most aligned with our clients’ long-term economic interests.

Key themes
We recognize that accepted standards and norms of corporate governance can differ between markets. However, we believe there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value. This set of global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability. At a minimum, we believe companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports sustainable long-term value creation.
These Principles cover seven key themes:
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Boards and directors
•
Auditors and audit-related issues
•
Capital structure, mergers, asset sales, and other special transactions
•
Compensation and benefits
•
Environmental and social issues
•
General corporate governance matters and shareholder protections
•
Shareholder proposals
•
Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.
Boards and directors
•
Our primary focus is on the performance of the board of directors . The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.
•
We support boards whose approach is consistent with creating sustainable, long-term value. This includes the effective management of strategic, operational, financial, and material ESG factors and the consideration of key stakeholder interests. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.
•
Where a company has not adequately disclosed and demonstrated it has fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider having particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support sustainable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:
•
Establishing an appropriate corporate governance structure
•
Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success
•
Providing oversight on the identification and management of material, business operational and sustainability-related risks
•
Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management1 framework
•
Making decisions on matters that require independent evaluation which may include mergers, acquisitions and dispositions, activist situations or other similar cases
•
Establishing appropriate executive compensation structures
•
Addressing business issues, including environmental and social risks and opportunities, when they have the potential to materially impact the company’s long-term value

There should be clear definitions of the role of the board, the committees of the board, and senior management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.
We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting.
1 Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management —
Integrated Framework, September 2004, New York, NY).
Regular accountability
BlackRock believes that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, we believe it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We expect companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, diversity, and independence.
When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model.
We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding ‘group think’. We ask boards to disclose how diversity is considered in board composition, including demographic characteristics such as gender, race/ethnicity and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model and strategy. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.2 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
2
For example, the role of gender diversity on team cohesion and participative communication is explored by: Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. http://dx.doi.org/10.1002/job.2031.
We expect there to be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:
•
Current or recent employment at the company or a subsidiary
•
Being, or representing, a shareholder with a substantial shareholding in the company
•
Interlocking directorships

•
Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders
BlackRock believes that boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities – including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we expect increased scrutiny of the assumptions underlying financial reports, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix.
In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. BlackRock believes that effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight.
We take particular note of critical accounting matters, cases involving significant financial restatements or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or Internal Audit function.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership. We believe strongly in one vote for one share as a guiding principle that supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality, and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual-classes of shares with differentiated voting rights. We believe that such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long- term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors, and ideally, the terms also have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of ESG-related criteria, but believes that where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.
We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Environmental and social issues
We believe that well-managed companies will deal effectively with material environmental and social (“E&S”) factors relevant to their businesses. Governance is the core structure by which boards can oversee the creation of sustainable, long-term value. Appropriate risk oversight of E&S considerations stems from this construct.
Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material E&S risks and opportunities. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.
BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB).3 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD Governance, Strategy, Risk Management, and Metrics and Targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry specific initiatives on managing specific operational risks may be useful. Companies should disclose any global standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.
3
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an InternationalSustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. The IFRS Foundation plans to complete consolidation of the Climate Disclosure Standards Board (CDSB—an initiative of CDP) and the Value Reporting Foundation (VRF—which houses the Integrated Reporting Framework and the SASB Standards) by June 2022.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within their strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.
In Stewardship, we understand that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and just transition to net zero.4 Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.
In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.5 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium- and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.
4
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
5
The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.
Key stakeholder interests
We believe that, to advance long-term shareholders’ interests, companies should consider the interests of their key stakeholders. It is for each company to determine its key stakeholders based on what is material to its business, but they are likely to include employees, business partners (such as suppliers and distributors), clients and consumers, government, and the communities in which they operate.
Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We expect companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. The maintenance of trust within these relationships can be equated with a company’s long-term success.
To ensure transparency and accountability, companies should disclose how they have identified their key stakeholders and considered their interests in business decision-making, demonstrating the applicable governance, strategy, risk management, and metrics and targets. This approach should be overseen by the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate Form
We believe it is the responsibility of the board to determine the corporate form that is most appropriate given the company's purpose and business model.6 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of E&S risks.
BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the issuer.
Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal.
Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.
BlackRock’s oversight of its investment stewardship activities
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. To meet this standard, BIS is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for(a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (“Guidelines”). The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship(“Global Head”), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.
6 Corporate form refers to the legal structure by which a business is organized.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship

Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•
BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•
BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•
BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•
Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•
BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf.
•
Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•
Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent fiduciary to vote proxies of:
public companies that include BlackRock employees on their boards of directors, public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors, public companies that are the subject of certain transactions involving BlackRock Funds, public companies that are joint venture partners with BlackRock, and public companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary.
In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciaries, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).7 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities. Additionally, we make public our market- specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support long-term sustainable value creation.
7
Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record dat e of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote o n matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).
This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader. Prepared by BlackRock, Inc.
©2020 BlackRock, Inc. All rights reserved.

ClearBridge Investments
Proxy Voting Policy
July 2021
RARE Corporate Governance and Proxy Voting Policy
December 2017
RARE Infrastructure Limited (CIL)
ClearBridge RARE Infrastructure International Pty Limited (CBI RIIPL)
ClearBridge Investments (North America) Pty Limited (CINA)
(the above entities are referred to as “ClearBridge” for the purposes of this policy.
ClearBridge and ClearBridge Investments, LLC are collectively referred to as
“ClearBridge Investments”.)
Document owner: Head of Legal, Risk & Compliance

CLEARBRIDGE INVESTMENTS
PROXY VOTING POLICIES AND PROCEDURES
AMENDED AS OF MARCH 2021
I.
Types of Accounts for Which ClearBridge Votes Proxies
II.
General Guidelines
III.
How ClearBridge Votes
IV.
Conflicts of Interest
A.
Procedures for Identifying Conflicts of Interest
B.
Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.
Third Party Proxy Voting Firm - Conflicts of Interest
V.
Voting Policy
A.
Election of Directors
B.
Proxy Contests
C.
Auditors
D.
Proxy Contest Defenses
E.
Tender Offer Defenses
F.
Miscellaneous Governance Provisions
G.
Capital Structure
H.
Executive and Director Compensation
I.
State/Country of Incorporation
J.
Mergers and Corporate Restructuring
K.
Social and Environmental Issues
L.
Miscellaneous
VI.
Other Considerations
A.
Share Blocking
B.
Securities on Loan
VII.
Disclosure of Proxy Voting
VIII.
Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS
Proxy Voting Policies and Procedures
I.
TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.
II.
GENERAL GUIDELINES
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.
III.
HOW CLEARBRIDGE VOTES
Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.
For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.
ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.
IV.
CONFLICTS OF INTEREST
In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
A.
Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:
1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.
2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.
3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.
B.
Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.
2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
3.
The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.
4.
If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
•
disclosing the conflict to clients and obtaining their consent before voting;
•
suggesting to clients that they engage another party to vote the proxy on their behalf;
•
in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
•
such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
C.
Third Party Proxy Voting Firm - Conflicts of Interest
With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.
V.
VOTING POLICY
These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
A.
Election of Directors
1.
Voting on Director Nominees in Uncontested Elections.

a.
We withhold our vote from a director nominee who:
•
attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);
•
received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;
•
is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;
•
is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;
•
is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board.)
b.
We vote for all other director nominees.
2.
Chairman and CEO is the Same Person.
We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:
•
Designation of a lead director
•
Majority of independent directors (supermajority)
•
All independent key committees
•
Size of the company (based on market capitalization)
•
Established governance guidelines
•
Company performance
3.
Majority of Independent Directors
a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.
b.
We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
4.
Stock Ownership Requirements
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
5.
Term of Office
We vote against shareholder proposals to limit the tenure of independent directors.
6.
Director and Officer Indemnification and Liability Protection
a.
Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.
b.
We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.
c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.
7.
Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
b.
We vote against shareholder proposals requiring two candidates per board seat.
B.
Proxy Contests
1.
Voting for Director Nominees in Contested Elections
We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).
2.
Reimburse Proxy Solicitation Expenses
We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.
C.
Auditors
1.
Ratifying Auditors
We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.
2.
Financial Statements and Director and Auditor Reports
We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.
3.
Remuneration of Auditors
We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
4.
Indemnification of Auditors
We vote against proposals to indemnify auditors.
D.
Proxy Contest Defenses
1.
Board Structure: Staggered vs. Annual Elections
a.
We vote against proposals to classify the board.
b.
We vote for proposals to repeal classified boards and to elect all directors annually.
2.
Shareholder Ability to Remove Directors
a.
We vote against proposals that provide that directors may be removed only for cause.
b.
We vote for proposals to restore shareholder ability to remove directors with or without cause.
c.
We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
d.
We vote for proposals that permit shareholders to elect directors to fill board vacancies.
3.
Cumulative Voting
a.
If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.
If majority voting is in place for uncontested director elections, we vote against cumulative voting.
c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.
4.
Majority Voting
We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.
5.
Shareholder Ability to Call Special Meetings
a.
We vote against proposals to restrict or prohibit shareholder ability to call special meetings.
b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).
6.
Shareholder Ability to Act by Written Consent
a.
We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
b.
We vote for proposals to allow or make easier shareholder action by written consent.
7.
Shareholder Ability to Alter the Size of the Board
a.
We vote for proposals that seek to fix the size of the board.
b.
We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
8.
Advance Notice Proposals
We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
9.
Amendment of By-Laws
a.
We vote against proposals giving the board exclusive authority to amend the by-laws.
b.
We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
10.
Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).
We review on a case-by-case basis all proposals seeking amendments to the articles of association.
We vote for article amendments if:
•
shareholder rights are protected;
•
there is negligible or positive impact on shareholder value;
•
management provides adequate reasons for the amendments; and
•
the company is required to do so by law (if applicable).
E.
Tender Offer Defenses
1.
Poison Pills
a.
We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
b.
We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.
c.
We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.
Fair Price Provisions
a.
We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
b.
We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
3.
Greenmail
a.
We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
b.
We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
4.
Unequal Voting Rights
a.
We vote against dual class exchange offers.
b.
We vote against dual class re-capitalization.
5.
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
a.
We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
b.
We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
6.
Supermajority Shareholder Vote Requirement to Approve Mergers
a.
We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
b.
We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
7.
White Knight/Squire Placements
We vote for shareholder proposals to require approval of blank check preferred stock issues.
F.
Miscellaneous Governance Provisions
1.
Confidential Voting
a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
b.
We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.
2.
Equal Access
We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
3.
Bundled Proposals
We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.
4.
Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.
5.
Other Business
We vote for proposals that seek to bring forth other business matters.
6.
Adjourn Meeting
We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.
7.
Lack of Information
We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.
G.
Capital Structure
1.
Common Stock Authorization
a.
We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.
b.
Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:
•
Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.
•
The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.
c.
We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.
2.
Stock Distributions: Splits and Dividends
We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
3.
Reverse Stock Splits
We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
4.
Blank Check Preferred Stock
a.
We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.
We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
d.
We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
5.
Adjust Par Value of Common Stock
We vote for management proposals to reduce the par value of common stock.
6.
Preemptive Rights
a.
We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
•
Size of the Company.
•
Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•
Percentage of the rights offering (rule of thumb less than 5%).
b.
We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights
7.
Debt Restructuring
We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.
8.
Share Repurchase Programs
We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
9.
Dual-Class Stock
We vote for proposals to create a new class of nonvoting or sub voting common stock if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
10.
Issue Stock for Use with Rights Plan
We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
11.
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
We vote for debt issuances for companies when the gearing level is between zero and 100 percent.
We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.
12.
Financing Plans
We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.
H.
Executive and Director Compensation
In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
1.
OBRA-Related Compensation Proposals
a.
Amendments that Place a Cap on Annual Grant or Amend Administrative Features
We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
b.
Amendments to Added Performance-Based Goals
We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
c.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
d.
Approval of Cash or Cash-and-Stock Bonus Plans
We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.
Expensing of Options
We vote for proposals to expense stock options on financial statements.
3.
Shareholder Proposals to Limit Executive and Director Pay
a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.
b.
We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.
4.
Reports to Assess the Feasibility of Including Sustainability as a Performance Metric
We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.
We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:
•
Compensation committee comprised of independent outside directors
•
Maximum award limits
•
Repricing without shareholder approval prohibited
•
3-year average burn rate for company
•
Plan administrator has authority to accelerate the vesting of awards
•
Shares under the plan subject to performance criteria
5.
Golden Parachutes
a.
We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
6.
Golden Coffins
a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.
b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
7.
Anti-Tax Gross-up Policy
a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.
b.
We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.
Employee Stock Ownership Plans (ESOPs)
We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
9.
Employee Stock Purchase Plans
a.
We vote for qualified plans where all of the following apply:
•
The purchase price is at least 85 percent of fair market value
•
The offering period is 27 months or less
•
The number of shares allocated to the plan is five percent or less of outstanding shares
If the above do not apply, we vote on a case-by-case basis.
b.
We vote for non-qualified plans where all of the following apply:
•
All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
•
There are limits on employee contribution (ex: fixed dollar amount)
•
There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
•
There is no discount on the stock price on purchase date (since there is a company match)
If the above do not apply, we vote against the non-qualified employee stock purchase plan.
10.
401(k) Employee Benefit Plans
We vote for proposals to implement a 401(k) savings plan for employees.
11.
Stock Compensation Plans
a.
We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
b.
We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
12.
Directors Retirement Plans
a.
We vote against retirement plans for non-employee directors.
b.
We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
13.
Management Proposals to Reprice Options
We vote against management proposals seeking approval to reprice options.
14.
Shareholder Proposals Regarding Executive and Director Pay
a.
We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
b.
We vote against shareholder proposals requiring director fees be paid in stock only.
c.
We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.
d.
We vote for shareholder proposals to put option repricing to a shareholder vote.
e.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.
f.
We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
g.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
15.
Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:
•
Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis
•
Performance metrics for short- and long-term incentive programs
•
CEO pay relative to company performance (is there a misalignment)
•
Tax gross-ups to senior executives
•
Change-in-control arrangements
•
Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives
16.
Stock Retention / Holding Period of Equity Awards
We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (˃50 percent) portion of their shares acquired through equity compensation plans, either:
•
While employed and/or for one to two years following the termination of their employment; or
•
For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period
The following factors will be taken into consideration:
•
Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
•
Actual stock ownership of the company’s named executive officers
•
Policies aimed at mitigating risk taking by senior executives
•
Pay practices at the company that we deem problematic
I.
State/Country of Incorporation
1.
Voting on State Takeover Statutes
a.
We vote for proposals to opt out of state freeze-out provisions.
b.
We vote for proposals to opt out of state disgorgement provisions.
2.
Voting on Re-incorporation Proposals
We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.
3.
Control Share Acquisition Provisions
a.
We vote against proposals to amend the charter to include control share acquisition provisions.
b.
We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
c.
We vote for proposals to restore voting rights to the control shares.
d.
We vote for proposals to opt out of control share cashout statutes.
J.
Mergers and Corporate Restructuring
1
Mergers and Acquisitions
a.
We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.
2
Corporate Restructuring
a.
We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.
3
Spin-offs

a.
We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4
Asset Sales
a.
We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
5
Liquidations
a.
We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
6
Appraisal Rights
a.
We vote for proposals to restore, or provide shareholders with, rights of appraisal.
7
Changing Corporate Name
a.
We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.
8
Conversion of Securities
a.
We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
9
Stakeholder Provisions
a.
We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
K.
Social and Environmental Issues
When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.
1.
Sustainability Reporting
a.
We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;
b.
We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.
2.
Diversity & Equality
a.
We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;
b.
We vote for proposals requesting comprehensive disclosure on board diversity;
c.
We vote for proposals requesting comprehensive disclosure on employee diversity
d.
We vote for proposals requesting comprehensive reports on gender pay disparity;
e.
We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
3.
Climate Risk Disclosure
a.
We vote for climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;
b.
We vote for climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
4.
Case-by-case E&S proposals (examples)
a.
Climate proposals seeking company disclosure on GHG reduction targets and/or goals

b.
Animal welfare policies;
c.
Human rights and company policies;
d.
Operations in high-risk or sensitive areas;
e.
Product integrity and marketing.
L.
Miscellaneous
1.
Charitable Contributions
We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.
2.
Political Contributions
We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.
In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:
•
Does the company have a political contributions policy publicly available
•
How extensive is the disclosure on these documents
•
What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•
Does the company provide information on its trade association expenditures
•
Total amount of political expenditure by the company in recent history
3.
Operational Items
a.
We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
b.
We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
c.
We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
d.
We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
e.
We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
f.
We vote against proposals to approve other business when it appears as voting item.
4.
Routine Agenda Items
In some markets, shareholders are routinely asked to approve:
•
the opening of the shareholder meeting
•
that the meeting has been convened under local regulatory requirements
•
the presence of a quorum
•
the agenda for the shareholder meeting
•
the election of the chair of the meeting
•
regulatory filings
•
the allowance of questions
•
the publication of minutes
•
the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.
5.
Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.
6.
Stock (Scrip) Dividend Alternatives
a.
We vote for most stock (scrip) dividend proposals.
b.
We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.
The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.
VI.
OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
A.
Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
B
Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.
DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.
If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.
VIII.
RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:
•
a copy of these policies and procedures;
•
a copy of each proxy form (as voted);
•
a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•
documentation relating to the identification and resolution of conflicts of interest;
•
any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
CoreCommodity Management LLC
Proxy Voting Policies and Procedures
October 2021
Issued July 2011
Revised May 2013
November 2014
October 2015
October 2016
October 2017
April 2018
October 2019
October 2021
Supersedes all previous Compliance Policies regarding this subject matter
CoreCommodity Management, LLC (“CoreCommodity”) may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.

General Guidelines
CoreCommodity relies on Institutional Shareholder Services (“ISS”), a privately-held company, which is owned by ISS HoldCo. Inc. (”HoldCo”), to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. On February 25, 2021 Deutsche Borse acquired an approximate 80% stake in HoldCo with the remainder owned by a combination of limited partnerships controlled by Genstar Capital LLC, a private equity firm based in San Francisco, CA and ISS management., CoreCommodity has adopted the ISS U Sustainability U.S. Proxy Voting Guidelines. In voting proxies, CoreCommodity is guided by general fiduciary principles. CoreCommodity 's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. CoreCommodity does not necessarily have an obligation to vote every proxy; for example CoreCommodity may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. Similarly, in jurisdictions which permit “share blocking” or require additional documentation to vote proxies (such as a power of attorney), or require additional disclosure of ownership, CoreCommodity may choose to refrain from voting. CoreCommodity only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.
How CoreCommodity Votes
CoreCommodity votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by CoreCommodity. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.
Conflicts of Interest
In furtherance of CoreCommodity’s goal to vote proxies in the best interests of clients, CoreCommodity follows procedures designed to identify and address material conflicts that may arise between CoreCommodity’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying conflicts of Interest
CoreCommodity relies on the following to seek to identify conflicts of interest:
•
CoreCommodity Associated Persons are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of client accounts both as a result of a CoreCommodity Associated Person’s personal relationships and due to special circumstances that may arise during the conduct of CoreCommodity’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CoreCommodity’s Compliance Officer.
•
CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of CoreCommodity and that have historically accounted for or are projected to account for a material percentage of CoreCommodity’s annual revenues.
•
CoreCommodity shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.
Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest
All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CoreCommodity’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with CoreCommodity of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, CoreCommodity may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
•
disclosing the conflict to clients and obtaining their consent before voting;
•
suggesting to clients that they engage another party to vote the proxy on their behalf; or
•
such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Record Keeping and Oversight
CoreCommodity shall maintain the following records relating to proxy voting:
•
a copy of these policies and procedures;
•
a copy of each proxy form (as voted);
•
a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•
documentation relating to the identification and resolution of conflicts of interest;
•
any documents created by CoreCommodity that were material to a proxy voting decision or that memorialized the basis for that decision; and
•
a copy of each written client request for information on how CoreCommodity voted proxies on behalf of the client, and a copy of any written response by CoreCommodity to any (written or oral) client request for information on how CoreCommodity voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in CoreCommodity’s office.
In lieu of keeping copies of proxy statements, CoreCommodity may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
Monitoring
These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, CoreCommodity will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by CoreCommodity to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by CoreCommodity. CoreCommodity may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.

Macquarie Asset Management
Public Investments
Global Proxy Voting Policies and Procedures
April 2022
Introduction
Macquarie Asset Management Public Investments (“MPI”) is a global active manager within the asset management division of the Macquarie Group. These Proxy Voting Policies and Procedures (the “Procedures”) are utilized by the following companies1 within MPI:
•
Macquarie Investment Management Business Trust (“MIMBT”): MIMBT is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). MIMBT is headquartered in Philadelphia, PA, USA and consists of the following series of entities: Delaware Management Company, Macquarie Investment Management Advisers, Delaware Capital Management, Macquarie Asset Advisers, Macquarie Alternative Strategies, and Delaware Investments Fund Advisers.
•
Macquarie Investment Management Global Limited (“MIMGL”): MIMGL holds an Australian financial services licence and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMGL is headquartered in Sydney, Australia.
•
Macquarie Investment Management Europe S.A. (“MIME S.A.”): MIME S.A. is authorized and regulated by the Commission de Surveillance du Secteur Financier (“CSSF”) in the Grand Duchy of Luxembourg. MIME S.A. has an application pending to become a registered investment adviser with the SEC pursuant to the Advisers Act. MIME S.A. is headquartered in Luxembourg.
•
Macquarie Funds Management Hong Kong Limited (“MFMHK”): MFMHK is licensed by the Securities and Futures Commission of Hong Kong and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MFMHK is headquartered in Hong Kong.
•
Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”): MIMAK is authorized and regulated by the Financial Markets Authority (“FMA”) in Austria and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMAK is headquartered in Vienna, Austria.
•
Macquarie Investment Management Europe Limited (“MIMEL”): MIMEL is authorized and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom. MIMEL is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMEL is headquartered in London, England.
•
MIMBT and its series, MIMGL, MIME S.A., MFMHK, MIMAK, and MIMEL are referred to herein as MPI.
MPI provides investment advisory and portfolio management services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MPI and its client or as a result of some other type of specific delegation by the client, MPI is often given the authority and discretion to exercise the securityholder’s right to vote on company and shareholder resolutions (referred to herein as “proxy” or “proxies”) relating to the underlying securities held in such client portfolios managed by MPI. Also, clients sometimes ask MPI to give voting advice on certain proxies without delegating full responsibility to MPI to vote proxies on behalf of the client. Clients also have the option to retain the responsibility to vote proxies for their portfolio securities and occasionally clients will ask MPI to vote proxies pursuant to a client’s proxy voting policy. In cases where MPI has been delegated the responsibility to vote or provide advice on proxies, MPI has developed the following Procedures in order to ensure that MPI votes proxies or gives proxy voting advice that MPI believe is in the best interests of its clients. Typically, the investment management agreement between MPI and a client will fully and fairly disclose the terms of MPI’s role in proxy voting and such agreement will demonstrate the client’s informed consent on such proxy voting authority.
1
The list of companies noted within these Procedures does not include every asset management entity within the MPI organization. For inquiries regarding the proxy voting policies of MPI companies not included above, please contact such MPI entity or your MPI representative for more details.
Procedures for Voting Proxies
MPI has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing MPI’s proxy voting process. The Committee consists of the following persons in MPI: (i) at least five portfolio management representatives; (ii) one representative from Fund Administration; (iii) one representative from the Client Group; (iv) one representative from Compliance; and (v) one representative from the Legal Department. The person(s) representing each department on the

Committee may change from time to time, but at least one member of the Committee will also be a member of MPI’s ESG Oversight Committee. The Committee will meet as necessary to help MPI fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues. The Committee may meet in person, by video conference, and/or telephonically and may also conduct business via email or by other electronic communication.
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis or as otherwise necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MPI to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MPI. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC, the Australian Securities & Investments Commission (“ASIC”), the CSSF, the FMA, the FCA, the European Securities and Markets Authority (“ESMA”), or other relevant regulatory bodies. After the Procedures are approved by the Committee, MPI will vote proxies or give advice on voting proxies generally in accordance with such Procedures and MPI’s Proxy Voting Guidelines (the “Guidelines”). The Guidelines are also reviewed and approved on a yearly basis or as otherwise necessary.
In order to facilitate the actual process of voting proxies, MPI retains the following proxy advisory firms (as of the date of these Procedures) for various services: Institutional Shareholder Services (“ISS”); Glass Lewis & Co., including its Australian subsidiary CGI Glass Lewis (together, “Glass Lewis”); and Ownership Matters (“OM”). ISS, Glass Lewis, OM, and any other proxy advisory firms utilized by MPI are collectively referred to as “Proxy Advisor” within these Procedures. Also, certain clients may request that MPI utilize the client’s preferred proxy advisory firm from time to time and as agreed to by the parties.
The Proxy Advisor and/or the client’s custodian monitor corporate events in connection with MPI’s client accounts. After receiving the proxy statements, Proxy Advisor will review the proxy issues and recommend a vote in accordance with MPI’s Guidelines. When the Guidelines state that a proxy issue will be decided on a case-by-case basis, Proxy Advisor’s custom research team will look at the relevant facts and circumstances and research the issue to provide MPI with a recommendation as to how the proxy should be voted in accordance with the parameters described in the Guidelines. If the Guidelines do not address a particular proxy issue, Proxy Advisor will similarly look at the relevant facts and circumstances and research the issue to provide a recommendation as to how the proxy should be voted. In limited cases where Proxy Advisor is unable to provide research and a proxy vote recommendation for a portfolio company, MPI will be solely responsible for researching the proxy and voting the proxy.
Proxy Advisor’s proxy voting research recommendations are made available to the applicable portfolio management teams within MPI to review and evaluate prior to the corresponding shareholder meeting. As described further below in the “Proxy Voting Guidelines” section, there will be times when a MPI portfolio management team believes that the best interests of the client will be better served if MPI votes a proxy counter to Proxy Advisor’s research recommendation under the Guidelines. In these cases, the portfolio management team will document the rationale for their votes and provide such rationale to the Committee or the Committee’s delegates for its records. The Committee and its delegates are responsible for reviewing the rationale for these votes to assure that it provides a reasonable basis for any vote.
After a proxy has been voted, Proxy Advisor will create a record of the vote in order to help MPI comply with its duties listed under “Availability of Proxy Voting Information and Recordkeeping” below. If a client provides MPI with its own instruction on a given proxy vote for their portfolio, MPI will forward the client’s instruction to Proxy Advisor who will vote the client’s proxy pursuant to the client’s instruction.
MPI will attempt to vote every proxy which they or their agents receive when a client has given MPI the authority and direction to vote such proxies. However, there are situations in which MPI may not be able to process a proxy or the cost of processing such proxies would be high and/or exceed the expected benefits to the client. Examples of such situations include, but are not limited to: MPI may not have sufficient time to process a vote because MPI or its agents received a proxy statement in an untimely manner; MPI generally retains voting rights in respect of securities lent or pledged as collateral but may in certain situations be unable to vote a proxy, for example in relation to a security that is on loan pursuant to a securities lending program; or casting a vote on a security could involve additional costs such as hiring a translator or hiring an agent or traveling to the site of the shareholder meeting to vote the proxy in person. Use of a Proxy Advisor and relationships with multiple custodians can help to mitigate a situation where MPI is unable to vote a proxy.
Company Management Recommendations
When determining whether to invest in a particular company, one of the factors MPI may consider is the quality and depth of the company’s management. As a result, MPI believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MPI’s votes are cast in accordance with the recommendations of the company’s management. However, MPI may vote against management’s position when it runs counter to the Guidelines, and MPI will also vote against management’s recommendation when MPI believes such position is not in the best interests of MPI’s clients.

MPI portfolio management teams retain the ability to discuss upcoming proxy votes with company management. In those instances where MPI votes against management’s recommendation and the proxy result is contrary to MPI’s vote, the portfolio management team that manages the security may escalate the matter. Each portfolio management team is responsible for determining whether there is a need to escalate based on the facts and circumstances of the proxy vote. Options available to the portfolio management team include: directly contacting the company’s senior management; utilizing MPI’s Head of ESG Oversight to engage with the company on the team’s behalf; and/or reducing the team’s holdings in the company or divesting from the position in its entirety.
Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MPI may not be influenced by outside sources who have interests which conflict with the interests of MPI’s clients when voting proxies for such clients. However, in order to ensure that MPI votes proxies in the best interests of the client, MPI has established various systems described below to properly deal with a material conflict of interest.
Most of the proxies which MPI receives on behalf of its clients are voted in accordance with the Guidelines. As stated above, these Procedures (including the Guidelines) are reviewed and approved by the Committee annually and at other necessary times. The custom Guidelines are then utilized by Proxy Advisor going forward to provide recommendations on how to vote client proxies. The Committee approves the Guidelines only after it has determined that the Guidelines are designed to help MPI vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Since the Guidelines are pre-determined by the Committee, application of the Guidelines by MPI’s portfolio management teams when voting proxies after reviewing the proxy and research provided by Proxy Advisor should in most instances adequately address any potential conflicts of interest.
If MPI becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with Proxy Advisor’s recommendation pursuant to our Guidelines, then no further action is needed to be taken by the Committee. If the MPI portfolio management team is considering voting a proxy contrary to Proxy Advisor’s research recommendation under the Guidelines, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MPI and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with Proxy Advisor’s research recommendation or abstain from voting. Except as permitted by law, MPI will not vote in relation to related party securities on proposals in which MPI has an interest other than as an investor. Generally, MPI will abstain from voting on proposals related to Macquarie Group Limited (“MGL”) or on entities controlled by MGL.
Oversight of Proxy Advisory Firm
The Committee and appropriate MPI personnel are responsible for overseeing Proxy Advisor’s proxy voting activities for MPI’s clients. MPI will conduct periodic due diligence of Proxy Advisor that will include: (i) Proxy Advisor’s conflict of interest procedures and any other pertinent procedures or representations from Proxy Advisor in an attempt to ensure that Proxy Advisor will make research recommendations for voting proxies in an impartial manner and in the best interests of MPI’s clients; (ii) the adequacy and quality of Proxy Advisor’s staffing, personnel, and technology; (iii) the methodologies, guidelines, sources and factors underlying Proxy Advisor’s voting recommendations; (iv) whether Proxy Advisor has an effective engagement process for seeking timely input from issuers, its clients and other third parties and how that input is incorporated into Proxy Advisor’s methodologies, guidelines and proxy voting recommendations; (v) how Proxy Advisor ensures that it has complete, accurate and up-to-date information about each proxy voting matter and updates its research accordingly; (vi) reviewing whether Proxy Advisor has undergone any recent, material organizational or business changes; and (vii) a review of Proxy Advisor’s general compliance with the terms of its agreement with MPI.
Availability of Proxy Voting Information and Record Keeping
Clients of MPI will be directed to their client service representative to obtain information from MPI on how their securities were voted. At the beginning of a new relationship with a client, MPI will typically provide clients with a concise summary of MPI’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. Existing clients will also be provided with the above information as agreed with the client.
Where required by applicable law, MPI will also retain records regarding proxy voting on behalf of clients. MPI will typically keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by Proxy Advisor or electronic filings from the company’s respective regulatory filing system); (iii) records of votes cast on behalf of MPI’s clients (via Proxy Advisor); (iv) records of a client’s written request for information on how MPI voted proxies for the client, and any MPI written response to an oral or written client request for information on how MPI voted proxies for the client; and (v) any documents prepared by MPI that were material to making a decision as to how to vote or that memorialized the basis for that decision.

Proxy Voting Guidelines
The Proxy Voting Guidelines summarize MPI’s positions on various issues and give a general indication as to how MPI will vote proxies on each issue. The Proxy Voting Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should align with the goal of maximizing the value of the client’s investments.
For certain clients, MPI may also need to take into account additional factors outside of the Guidelines that will influence how MPI analyzes and votes proxies. For example, proxy votes made by MPI for a client with specialized investment objectives and strategies may take into account additional research and factors that may lead a portfolio management team to vote a proxy in a different manner. In these situations, MPI may also develop one-off proxy voting guidelines for such client. In addition, the location of a portfolio company may also necessitate MPI having to review additional research and factors in order to account for local laws and standards when voting proxies.
Moreover, the list of Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MPI will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that MPI believes promotes the best interests of the client.
Although MPI will usually vote proxies in accordance with these Guidelines, each MPI portfolio management team reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the team believes that a client’s best interests would be served by such a vote. In all cases, the MPI portfolio management team responsible for voting proxies on behalf of a client will have the final decision on how to vote proxies, subject to these Procedures.
To the extent that management of a portfolio company or another company shareholder would like to engage with MPI on a particular proxy statement, the company or shareholder should reach out to the MPI portfolio management team who holds the applicable company security on behalf of its clients. MPI will consider any additional information provided by the company or shareholder regarding an upcoming proxy and analyze such information along with prior research provided by Proxy Advisor before coming to a decision on how to vote an applicable proxy.

Gotham Asset Management, LLC
Proxy Voting and Class Actions
A. Purpose
In order to comply with Rule 206(4)-6 of the Investment Advisers Act, Gotham has adopted written policies and procedures that are reasonably designed to ensure that Gotham’s voting determinations with respect to Client securities are made in the best interest of the Client (considering its investment strategy) and do not place Gotham’s own interests ahead of the interests of its Client. The Investment Advisers Act also requires disclosure to Clients with respect to obtaining information on how their securities were voted and Gotham’s guidelines for voting Client securities.
B. Proxy Policies and Procedures
Gotham employs a value-based investment program for its Clients that is generally passive and agnostic on corporate control and other management issues that are presented to shareholders for approval (“proxies”). Nevertheless, at present, Gotham generally votes proxies for its Clients in accordance with the procedures below. These procedures may be modified with respect to certain Clients, provided that such Client agrees to such arrangement. For example, certain SMA Clients vote their own proxies pursuant to their investment management agreement. Gotham votes Client securities using Proxy Exchange, an electronic voting platform provided by ISS. Proxy Exchange retains a record of proxy votes for each Client.
When Gotham votes proxies, it seeks to do so in the best interests of its Clients considering their investment strategy and must not place its own interests ahead of the interests of its Clients. Accordingly, Gotham generally votes Client securities in conformity with the recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research. ISS retains a record of all of its recommendations. Gotham believes that the retention of ISS to provide advice with respect to proxy voting is an efficient and effective means to assist Gotham in complying with its fiduciary duties to its Clients, and also provides a means to avoid any impact on voting decisions that might arise from any conflicts of interests between Gotham and its Clients.
When it votes proxies, Gotham may, however, vote Client securities in a manner that is inconsistent with ISS’ recommendations when Gotham believes it is in the best interest of its Clients and such a vote does not create an impermissible conflict of interest between Gotham and its Clients. In such a case, Gotham will keep a record of why ISS’ recommendation was not in the Client’s best interest and information supporting Gotham’s decision.
Gotham also may determine not to vote a particular proxy if it determines that abstaining or not voting is in the best interests of its Client. In making such a determination, Gotham will consider various factors including, but not limited to, whether:
(i)
the resolution of the proxy is not relevant to the Client’s investment;
(ii)
Gotham believes the cost of voting the proxy outweighs the potential benefit to the Client derived from voting;
(iii)
a proxy is received with respect to securities that are no longer held in a Client account;
(iv)
the terms of a securities lending agreement prevent Gotham from voting a loaned security;
(v)
Gotham (or Proxy Exchange) receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies;
(vi)
ISS does not have a recommendation; or
(vii)
the terms of the security or any related agreement or applicable law preclude Gotham from voting.
The Firm will generally vote in the same manner for all Clients holding a particular security, subject to the investment objectives and best interests of each Client.
In accordance with SEC guidance issued in August 2019, and in order to verify that proxy votes are cast in accordance with Clients’ best interests and our proxy voting procedures, the GC/CCO, the Director of Compliance or their designee will periodically (but no less often than annually) sample proxy votes to review whether they complied with the Firm’s proxy voting policy and procedures.
The Firm will also periodically review ISS’ capacity and competency to adequately analyze proxy issues. In this regard, Gotham may consider relevant factors, including whether ISS, among other things:
•
Has sufficient resources, such as ISS’ staffing, personnel and/or technology;
•
Has an effective process for seeking input from issuers;
•
Has adequate disclosures as to it methodologies;

•
Has adequate policies and procedures to address conflicts of interest; and
•
Has adequate processes to identify potential factual errors, incompleteness or methodological weakness.
Finally, the Firm will review and document, no less than annually, the adequacy of Gotham’s policies and procedures to ensure they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that Gotham casts votes on behalf of its Clients in the best interest of such Clients.
C. Conflicts of Interest
Supervised Persons must inform the GC/CCO if they become aware of any material conflict of interest between the Firm and a Client or between Clients with respect to a proxy vote. Conflicts may also exist due to positions held by Supervised Persons in their personal trading accounts. Since the Firm generally votes in accordance with ISS’ recommendations, Gotham believes that generally no conflicts of interest will impact Gotham’s vote. When voting Client securities in a manner that is inconsistent with ISS’ recommendations, Gotham will review any conflicts of interest that are identified.
The GC/CCO, or his designee, will attempt to resolve the conflict of interest before the Firm votes. In the event that the material conflict of interest cannot be reasonably resolved prior to voting, the Firm will take steps designed to ensure that a decision to vote the proxy was based on the Firm’s determination of the Client’s best interest and was not the product of the conflict. The Firm will disclose and obtain consent of the Client to the extent required under applicable law.
D. Reporting and Disclosure Procedures
Gotham generally does not disclose proxy votes on behalf of a Client to any other Client. To the extent that Gotham serves as a sub-adviser to another adviser, Gotham may provide proxy voting records to such adviser, if requested. Proxy votes on behalf of Mutual Funds are disclosed annually on Form N-PX.
The Firm will include in its Brochure a summary of this proxy voting policy. Each Client may request a copy of this proxy voting policy, ISS’ proxy voting guidelines, and records of how such Client’s securities were voted by making a written request to:
Gotham Asset Management, LLC
535 Madison Avenue, 30th Floor
New York, NY 10022
Attention: Legal & Compliance
E. Recordkeeping
The Firm maintains records of: (a) this proxy voting policy; (b) all proxy statements and materials the Firm receives on behalf of Clients unless such materials are readily available from the SEC via EDGAR; (c) all proxy votes that are made on behalf of the Clients; (d) all written requests from Clients regarding voting history; and (e) all responses (written and oral) to Clients’ requests. Such records are available to the impacted Client upon request. To fulfill some of these recordkeeping requirements, the Firm may rely on information stored on Proxy Exchange (or the predecessor system used by the Firm), Firm e-mail or other third party service providers.+
F. Class Action Settlement Procedures; Opt-Outs
The Firm has retained a third-party service provider to monitor and file claims in class action settlements on behalf of certain Clients, including the Private Funds, the Mutual Fund and certain SMAs. The GC/CCO and Chief Financial Officer oversee this process. Any compensation received from such settlements shall be distributed pro rata to the Clients based on the percentage of the relevant holding owned by each Client.
In certain cases, the Firm may elect to “opt-out” of securities class action cases and pursue litigation against an issuer directly. This will generally be done in situations where a Client or the Firm feels the potential benefit to a Client or the Firm outweighs the costs and burdens of litigation.

Graham Capital Management, L.P.
Proxy Voting and Class Actions
February 2021
A.
General
Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all Client securities for which it exercises voting authority in a manner consistent with the best interest of the Client. Employees who have the authority to vote Client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.
Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its Clients Graham has nonetheless adopted such policies and procedures.
B.
Proxy Voting Policies and Procedures
Graham has selected and retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.
Graham has approved a list of proxy voting guidelines that ISS generally follows when recommending how to vote on particular proxies. The following guidelines reflect ISS’ general approach on certain key proxy proposals; however, these guidelines represent only a small number of proposals and the guidelines are much broader in scope and more detailed.
•
Auditor Ratification. ISS generally recommends to vote FOR proposals to ratify auditors except where (i) the auditor has a financial interest or association with the company, (ii) there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position, (iii) poor accounting practices have been identified that rise to a serious level of concern or (iv) fees for non-audit services are excessive;
•
Board of Directors. ISS generally recommends to vote FOR director nominees except where (i) the board lacks accountability coupled with sustained poor performance relative to peers, (ii) the board demonstrates a lack of responsiveness (e.g., in responding to shareholder proposals, takeover offers, issues that resulted in one or more directors receiving more than 50% withhold/against votes, etc.), (iii) there are defects in the composition of the board (e.g., unacceptable attendance at board and committee meetings, directors serve on excessive number of boards of other companies, etc.), and (iv) the board lacks sufficient controls or features to ensure its independence;
•
Capital Structure Changes. ISS generally recommends to vote (i) FOR proposals to increase the number of shares where the primary purpose is to issue shares in connection with a transaction on the same ballot, (ii) AGAINST proposals to increase the number of shares of a class with superior voting rights, (iii) AGAINST proposals to increase the number of shares if a vote for a reverse stock split is on the same ballot, and (iv) AGAINST proposals to create a new class of common stock, except under certain conditions;
•
Executive Compensation. ISS Generally recommends to vote (i) AGAINST advisory votes on executive compensation if there is a significant misalignment between CEO pay and company performance, the company maintains problematic pay practices or the board exhibits a significant level of poor communications and responsiveness to shareholders, (ii) AGAINST/WITHHOLD from the members of the compensation committee or full board as applicable where there is no management-say-on pay item on the ballot, and in other instances, and (iii) AGAINST an equity plan if there is a performance misalignment and the CEO’s pay is skewed towards non-performance based equity awards.
Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.
Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its Clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.

ISS will retain, on Graham’s behalf, the following information in connection with each proxy vote:
•
The Issuer’s name;
•
The security ticker symbol or CUSIP, as applicable;
•
The shareholder meeting date;
•
The number of shares that Graham voted;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the Issuer or a security holder;
•
Whether Graham cast a vote;
•
How Graham cast its vote (for the proposal, against the proposal, or abstain); and
•
Whether Graham cast its vote with or against management.
With respect to each registered investment company for which Graham provides discretionary sub-advisory services, Graham will provide each fund with a copy of Graham’s proxy voting policy. In addition, when requested, Graham will provide such funds with information concerning Graham’s proxy voting policy and voting results as required to enable such funds to file periodic proxy voting reports.
C.
Class Actions
As a fiduciary, Graham always seeks to act in the best interest of its Clients, with good faith, loyalty, and due care. Accordingly, with respect to class actions involving any Graham Funds, Graham will determine whether the fund will (a) participate in a recovery achieved through a class action, (b) opt out of the class action and separately pursue its own remedy, or (c) opt out of the class action and not pursue its own remedy. Graham’s legal department oversees the completion of Proof of Claim forms and any associated documentation the submission of such documents to the claim administrator, and the receipt of any recovered monies. Graham will maintain documentation associated with participation in class actions by any Graham Funds. Consistent with its procedures for selecting and monitoring service providers and its fiduciary obligation to Clients, Graham may utilize third-party service providers to facilitate the processing and administration of class action claims.
Graham, for itself or on behalf of its funds, generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
D.
Disclosures to Investors
Graham includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of the Form ADV, along with a statement that investors can contact Graham to obtain a copy of these policies and procedures and information about how Graham voted proxies.
Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
As a matter of policy, Graham does not disclose how it expects to vote on upcoming proxies. Additionally, Graham does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Impax Asset Management
Proxy Voting Policy
Date: April 2022
This Proxy Voting Policy (the “Policy”) is applicable to all regulated entities of the Impax Group, namely:
•
Impax Asset Management Limited (“Ltd”)
•
Impax Asset Management (AIFM) Ltd (“AIFM”)
•
Impax Asset Management Ireland Ltd
•
Impax Asset Management LLC
•
Pax World Funds Series Trust I and
•
Pax World Funds Series Trust III (the “Pax World Funds”); all collectively defined as “Impax” or the “Firm”
1. Principles:
Proxy voting is the exercise of voting rights obtained by the firm in the course of its day-to-day investment activities in listed equities, deemed to meet Impax’s investment criteria. It is a key component in the ongoing dialogue with the companies in which the Firm invests. As such, proxy voting forms an important aspect of Impax’s overall investment process.
The Firm is committed to ensuring the consistent exercise of voting rights associated with shares held in investment mandates, where proxy voting has been delegated to Impax. Through the implementation of this Policy, Impax aims to enhance the long-term value of its shareholdings, foster clear corporate governance best practices and promote greater accountability and transparency in the companies Impax has invested in. The Firm also aims to exercise voting rights on all shares held by Impax, where it is in the best interest of its clients and where excessive costs or administrative burdens are not present. It is the Firm’s policy to vote in all shareholder meetings and on behalf of all investors who have granted the Firm voting rights.
Impax invests in companies in a variety of countries and markets around the globe each year. Each market has unique rules, reporting requirements, and ESG practices and standards. The Firm aims to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues.
The Firm supports the UK Stewardship Code and complies with its guidelines regarding proxy voting. The Pax World Funds comply with the U.S. Securities and Exchange Commission’s proxy voting disclosure requirements for mutual funds. In addition, as part of Impax’s on-going proprietary company and issuer-level ESG analysis, the Firm identifies company-specific matters and risks. As part of monitoring and managing risks, Impax exercises active ownership and actively votes on and engages with companies and issuers regarding these matters.
Main Corporate Governance Principles That We Expect From Our Investee Companies
•
Creating sustainable, long-term value for stakeholders
•
Protecting shareholder rights
•
Maintaining high integrity in corporate behaviour at all times
•
Ensuring an independent and efficient board structure
•
Aligning corporate incentive structures and remuneration with long-term interests of shareholders
•
Disclosing accurate, timely and transparent financial and corporate governance information
•
Ensuring strong environmental and social performance and disclosures.
2. Environmental, Social and Governance considerations
Impax believes that well-governed companies are attentive to the environmental, social and governance (ESG) concerns that affect shareholders and stakeholders. These companies actively engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.
Our ESG criteria helps us identify well-managed companies; while stewardship helps us improve the environmental, social and corporate governance performance of the companies we invest in. Proxy voting is one of the ways of engagement with investee companies. Impax seeks to vote proxies consistently with our ESG criteria, which we apply to all companies.
3. Processes
Impax’s proxy voting is predominantly related to governance issues such as the election of directors, board structures and management remuneration. The Firm also maintains dialogue with investee companies throughout the year and frequently engages on proposed governance structures ahead of voting at an AGM or soon after.

•
Impax uses a third-party voting platform to facilitate the Firm’s vote execution, reporting and record keeping. Impax also use third-party service providers, including proxy advisor service providers, to help inform its analysis of relevant proxy issues and proxy votes.
•
Impax’s proxy voting principles and guidelines are informed by individual country governance codes and best practices, and by advisory governance and internal research.
•
The Firm applies its voting principles and guidelines with full consideration to a company’s circumstances, following internal analysis.
•
Votes are cast on shares, where there are no legal, financial or technical constraints.
•
Where Impax’s proxy voting principles and guidelines or general corporate governance best practice principles are not met, the Firm votes against a resolution and, when practical, attempt to engage with the investee firm before or after the meeting.
•
Impax carefully assesses shareholder resolutions and tend to vote for resolutions that are reasonable and would strengthen governance structures, shareholder rights or sustainability processes and disclosures.
4. Proxy Voting Conflicts of Interest
The Firm reviews each proxy vote to assess the extent, if any, to which there may be a material conflict between the interests of our clients and the Firm’s own interests (including those of our affiliates, managers, officers, employees and other connected persons) (referred to hereafter as a “Potential Proxy Conflict of Interest”). Impax performs this assessment on a resolution basis.
The Firm conducts proxy voting in accordance with its own Proxy Voting Guidelines. If it is determined that a Potential Proxy Conflict of Interest exists, the potential conflict will be promptly reported to the Firm’s Chief Compliance Officer (the “CCO”). The CCO will then determine whether a Potential Proxy Conflict of Interest exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of all affected clients. The CCO may decide to resolve a Potential Proxy Conflict of Interest in any of the following manners:
•
Impax may disclose any potential conflict to affected clients and obtain the consent of the majority of those clients, before voting in the manner approved by the majority of those clients;
•
Impax may elect to engage an independent third-party to help determine how the proxy should be voted on; or
•
Impax may elect to establish an internal information barrier between the relevant person(s) that are involved in the potential conflict and the person(s) involved in making the proxy voting decision, in order to insulate the potential conflict from the proxy vote decision maker.
5. Disclosures
•
Proxy voting records:
•
On a quarterly basis Impax publicly discloses on its website a summary of the company’s proxy voting activity.
•
On an annual basis Impax publicly discloses on its website all “significant votes”1 cast.
•
Voting decisions for both past and upcoming meetings for each of the Pax World Funds are disclosed on the Pax World Funds’ website.
•
Pax World Funds files a Form N-PX (annual report of proxy voting record) with the U.S. Securities and Exchange Commission annually.
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Impax Proxy Voting Guidelines; periodically updated.
•
ESG policy: Impax’s ESG policy is publicly disclosed on the Impax website.
•
UK Stewardship Code Statement: This statement can be found on the Impax website.
•
Client Communications: The Firm regularly discusses and reports its stewardship policies and/or activities with its clients. The Manager Reports published include a reference to where further information on the Firm’s stewardship policies and activities can be found.
All the publicly disclosed policies and documents can be found here:
https://impaxam.com/investment-philosophy/environmental-social-and-governance-risk-management/
https://impaxam.com/pax-world-funds/proxy-voting/
1
Impax defines “significant votes” as those votes that not just purely procedural, but that are material in describing a company’s financial position, corporate governance profile or other corporate structures or processes (whether votes are cast FOR or AGAINST management). This disclosure applies to funds managed by Impax Asset Management Limited, Impax Asset Management Ireland Ltd, Impax Asset Management (AIFM) Ltd.

LOOMIS, SAYLES & COMPANY
Proxy Voting Policies and Procedures
March 24, 2022
1. General
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities .
•
The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
1
Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.
7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)
the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3. Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. Proxy Voting
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F. Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D. Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G. Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H. Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I. General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J. Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis

Los Angeles Capital
Proxy Policy
Rev. June 24, 2022
Los Angeles Capital Management and Equity Research, Inc.
I. Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) - 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreement.
II. Proxy Policy Statement
Los Angeles Capital has retained Glass Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third-party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations, recordkeeping, and manages other operational matters of the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ U.S. and Global guidelines, as may be modified from time to time (the “Firm’s Guidelines”).
A. Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. The Committee also selectively reviews a sampling of the voting recommendations and the related proxy materials in determining whether to continue or modify the approved Firm Guidelines.
The Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or custom voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis analysis provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to an approved guideline.
Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.
It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage, managing or advising public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.
B. Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
•
Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•
Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date. Where Los Angeles Capital deems a holding materially significant or is directing the securities lending, the Firm may recall securities, if operationally feasible, so that they can be voted where the Firm determines it has a fiduciary obligation to do so.

•
Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•
Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
•
Where in the Firm’s judgement the unjustifiable costs1 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
•
Where a required Power of Attorney is not on file.
C. Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, the proxies will be voted in accordance with the Fund’s stated guidelines and requirements of securities laws. Proxies of portfolio companies voted may be subject to investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
ERISA Accounts
Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.
Issuer Supplemental Information
Management of issuers, as well as other interested parties, will sometimes release supplemental information (after the proxy statement) that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider that additional information depending on when it is released.
III. Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.
1 The DOL has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.
In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In all voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.
Los Angeles Capital’s Operations Department handles the day to day administration of the proxy voting process.
IV. Proxy Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub‐advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy authority.
A. Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B. Conflicts of Interest
Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly‐held company, it will disclose the relationship on the relevant research report. If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a Proxy Paper report on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider and the Committee may be required to research and vote the proxy.
If, during this process, the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client will be notified. If no directive is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.
C. Disclosure
Los Angeles Capital will provide all clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at Los Angeles Capital at 310‐479‐9998 or operations@lacapm.com.
Los Angeles Capital generally will not disclose how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such information. Los Angeles Capital will not disclose past votes or share amounts voted except to the respective client or as required by law.
D. Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; and (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.

Newton Investment Management
Proxy Voting Policy
Effective Date: 09/27/2021
Related Regulations
Rule 206(4)-6 and 204-2 under The Investment Advisers Act of 1940
ERISA Rule 404a-1
Related Corporate Policies
BNY Mellon Proxy Voting Policy
Policy Statement
It is the policy of Newton Investment Management North America LLC (“NIMNA” or the “Firm”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.
Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.
As a registered Investment Advisor, NIMNA is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, NIMNA takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.
NIMNA has established a Proxy Voting Committee to implement and maintain the Firm’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees the Firm’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which NIMNA has proxy voting authority. NIMNA will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, NIMNA retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, NIMNA retains Glass Lewis for research services only.
NIMNA has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.
NIMNA will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.
Voting BNH Mellon Stock
It is the policy of NIMNA not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where NIMNA has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, NIMNA has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.
Voting Non-US Company Proxies
NIMNA seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, NIMNA may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. The Firm’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, NIMNA generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, NIMNA will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).
Securities Lending
Generally, NIMNA expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.
While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.
Proxy Voting Disclosure
Clients who have delegated proxy voting authority to NIMNA may obtain the proxy voting records for their account upon written or verbal request.
Oversight Activities – Operational
NIMNA performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and NIMNA records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as component of our Rule 206(4) -7 compliance program.
Oversight Activities – Proxy Advisors
NIMNA, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:
•
Annual request and review of information related to compliance policies and procedures.
•
Annual compliance due diligence questionnaires, certifications and/or document requests.
•
Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•
Periodic meetings, correspondence and telephonic communications, as needed.
•
Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•
Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•
Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•
Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.
Maintenance of Required Records
NIMNA, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.
Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures
Effective Date: January 1, 2011, as last amended March 05, 2020
I. General Principles
A.
Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1
B.
When NAM has proxy voting authority, it is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.
C.
If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.
D.
NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.
II. Policies
The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (“Policies”) of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.i As a result, such Policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These Policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted the Policies as drafted by ISS, NAM maintains the fiduciary responsibility for all proxy voting decisions.
III. Procedures
A.
Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS. ISS apprises Nuveen Global Operations (“NGO”) of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as NAM’s proxy voting record keepers and generate reports on how proxies were voted. NGO periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or NAM’s specific instructions
B.
General Avoidance of Conflicts of Interest.
1.
NAM believe that most conflicts of interest faced by NAM in voting proxies can be avoided by voting in accordance with the Policies. Examples of such conflicts of interest are as follows:2
a.
The issuer or proxy proponent (e.g., a special interest group) is TIAA-CREF, the ultimate principal owner of NAM, or any of its affiliates.
b.
The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.
c.
The issuer is a registered or unregistered fund or other client for which NAM or another affiliated adviser has a material relationship as investment adviser or sub-adviser (e.g., Nuveen Funds and TIAA Funds) or an institutional separate account.
d.
Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
2.
To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest ISS may face.

3.
In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.
4.
Where ISS is determined to have a conflict of interest, or NAM determines to override the Policies and is determined to have a conflict, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.
Obtaining instructions from the affected client(s) on how to vote the proxy;
b.
Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;
c.
Voting in proportion to the other shareholders;
d.
Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.
Following the recommendation of a different independent third party.
5.
In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, NGO and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director of TIAA or its subsidiaries with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to the PVC and, if deemed appropriate, to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.
C.
Proxy Vote Override. From time to time, a portfolio manager of an account (a “Portfolio Manager”) may initiate action to override the Policies’ recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be rejected and will revert to the original Policies recommendation or will be addressed pursuant to the procedures described above under “Conflicts of Interest.”
In addition, the PVC may determine from time to time that a particular recommendation in the Policies should be overridden based on a determination that the recommendation is inappropriate and not in the best interests of shareholders. Any such determination shall be reflected in the minutes of a meeting of the PVC at which such decision is made.
D.
Securities Lending.
1.
In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
2.
Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.
E.
Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) NAM’s Policies; (2) proxy statements received for securities in client accounts; (3) records of proxy votes cast by NAM on behalf of clients accounts; (4) records of written requests from clients about how NAM voted their proxies, and written responses from NAM to either a written or oral request by clients; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM relies on ISS to make and retain on NAM’s behalf certain records pertaining to Rule 204-2.

F.
Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this procedure results in a vote of any shares in a manner different than the Policies’ recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
G.
Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an account’s special request to vote a legacy security proxy, and would vote such proxy in accordance with the Policies.
H.
Terminated Accounts. Proxies received after the termination date of an account generally will not be voted. An exception will be made if the record date is for a period in which an account was under NAM’s discretionary management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.
I.
Non-votes. NGO shall be responsible for obtaining reasonable assurance from ISS that it voted proxies on NAM’s behalf, and that any special instructions from NAM about a given proxy or proxies are submitted to ISS in a timely manner. It should not be considered a breach of this responsibility if NGO or NAM does not receive a proxy from ISS or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.
NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting such proxies, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may determine not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or to NAM or its affiliates.
NAM may determine not to vote securities held by SMAs where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.
J.
Review and Reports.
1.
The PVC shall maintain a review schedule. The schedule shall include reviews of the Policies and the policies of any Sub-adviser engaged by NAM, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.
2.
The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.
K.
Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s Policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.
IV. Responsible Parties
PVC
NGO
NAM Compliance
Legal Department
1
NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its Policies in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost. i ISS has separate polices for Taft Hartley plans and it is NAM’s policy to apply the Taft Hartley polices to accounts that are Taft Hartley plans and have requested the application of such policies.
2
A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

ORIGIN ASSET MANAGEMENT
Procedures and Control Processes
Proxy voting
December 2021
Control objective 8: Responsibility for generating proxy voting instructions is clearly established.
Proxy voting instructions are generated and recorded and carried out accurately and in a timely manner.
Whilst Origin has full oversight responsibilities, the generation of proxy voting instructions and ensuring that they are recorded and carried out accurately and in a timely manner has been outsourced to the international governance research and voting specialist Glass Lewis and the Broadridge ProxyEdge voting platform with monitoring and oversight undertaken by Origin.
Glass Lewis is an independent global voting and governance specialist and is currently used by institutional investors representing over $15 trillion in assets. Its team of approximately 200 full time researchers provides contextual, objective governance analysis and proxy voting recommendations on shareholder votes on over 23,000 companies in 100 markets worldwide.
For clients that require us to vote proxies the firm’s default policy is to set up standing instructions for all global markets where Origin is invested with Broadridge via their web based online system ProxyEdge to vote in line with the Glass Lewis proxy guidelines. These are available at www.glasslewis.com.
The proxy guidelines specifically address key governance issues such as board composition, remuneration, the appointment of auditors, dividend distributions and Long Term Incentive Plans.
Access to our online ProxyEdge log in is restricted to the members of the operations team.
Having set up standing instructions for all client accounts that require us to vote proxies as detailed above, the operations team also receive regular email notifications from ProxyEdge whenever a shareholder meeting has been announced providing brief details of the company, meeting date and vote instruction deadline.
The operations team on at least a monthly basis log in to ProxyEdge to check and review that all meetings have been voted in accordance with the Glass Lewis recommendations mentioned above.
On a bi-monthly basis, the Operations Team will download a report and circulate this to the Investment Team (cc: Compliance) of all impending votes for the next two months together with recommendations from Glass Lewis. This gives the Investment Team visibility and the option to amend on any proposals.
The Operations Team also has access to the Glass Lewis recommendations and rationale via a link within ProxyEdge. This link opens the Glass Lewis website (a specific log-in and password are required) and directs the user to the reports for the specific company vote which can be downloaded if required. There is also a search function to check recommendations for historic meetings.
A summary of meetings held and shares voted is produced on a quarterly basis as part of our client reporting to both segregated and pooled fund clients by generating and downloading Vote Audit and Vote Summary reports from ProxyEdge for the period.
The downloaded reports in both Excel and PDF formats are saved to the shared drive K:\ Operations \ Proxy Voting \ Reports and then reformatted and edited accordingly in Excel prior to being cut and pasted into the client reports. The edited reports produced by a member of the operations team are subsequently checked and reviewed by a senior member of the operations team.
The collation and production of all monthly and quarterly client reporting is covered in detail under Procedure 4 – Client Reporting.
The firm is in compliance with the Financial Reporting Council’s UK Stewardship Code and Shareholders Rights Directive II regarding corporate governance and engagement.
A copy of Origin’s latest disclosure response to the UK Stewardship Code and Shareholders Rights Directive II is stored in the shared drive K:\ Policies & Procedures
Compliance Monitoring and Policy Review

An investment adviser that retains a third party proxy advisory service provider to provide voting recommendations or voting execution services also should consider additional steps to evaluate whether the investment adviser’s voting determinations are consistent with its voting policies and procedures and in the client’s best interest before the votes are cast. The operations and investment teams view all “pre-populated” vote recommendation by the third party proxy advisory firm before they are cast via the electronic voting platform.
Compliance will conduct the following reviews:
1)
An annual review of the Firm’s internal compliance monitoring procedures and policies with respect to proxy voting.
2)
An annual review of the adequacy of service provided by the third party proxy voting service provider and its compliance with the SEC guidelines and federal law with respect to proxy voting. Compliance will review the Glass Lewis documentation under the Compliance section of their website (https://www.glasslewis.com/due_diligence_resources/). The object is to ensure that Glass Lewis processes and procedures are in line with relevant SEC guidance as well as the SRDII.
3)
A quarterly review of the ongoing communication of voting intentions to the investment team to ensure that these are visible to the investment team. As part of the monthly compliance monitoring plan, compliance currently check that the operations team have shared the voting recommendations from Glass Lewis for upcoming votes with the compliance and investment teams. There is an automatic Proxy Edge email alert containing corporate events alerts and one from Operation with a summary of all upcoming proxy votes.
4)
A quarterly sample test of pre-populated voting intentions focused on votes that are likely to impact the client, such as those for corporate events or contested elections of directors, to ensure the voting rationales and relevant background information supplied by the third party proxy voting service provider is available and of adequate quality.
5)
Ad-hoc reviews of company-specific voting intentions where the Firm considers this appropriate based on the above sample testing.

Proxy Voting Policy
Pictet Asset Management
March 2022
4. PROXY VOTING
4.1 Scope
The following principles are used to define the securities eligible for proxy voting10:
˃
For actively managed funds, we aim to vote on 100% of equity holdings.
˃
For passively managed funds, we aim to vote on companies representing 80% of underlying benchmarks by weight11. This target may be revised upwards or downwards for specific strategies depending on factors such as portfolio size, geography or market capitalization.
˃
For segregated accounts, including mandates and third-party (i.e. sub-advisory) mutual funds managed by Pictet Asset Management, clients who delegate the exercise of voting rights to us have the choice between Pictet Asset Management’s voting guidelines or their own voting guidelines.
4.2 Purpose
The overarching purpose of our voting is to protect and promote the rights and long-term interests of our clients as shareholders. We consider it our responsibility to engage with and challenge companies’ management to ensure that the issuers we invest in on our clients’ behalf are well-run, adhere to their strategy and deliver shareholder value. We aim to support a strong culture of corporate governance, effective management of environmental and social issues and comprehensive reporting according to credible standards.
10 This activity does not include indirect investments through third-party funds that we invest in on behalf of our clients, where we expect those managers to exercise their votes according to their own policy and report accordingly to relevant Pictet Asset Management entities.
11 We do not exercise voting rights in share blocking markets across passive strategies.
4.3 Voting Guidelines
In line with Good Corporate Governance Practices12, our proxy voting upholds best practice in corporate governance including board and management, executive remuneration, risk management and shareholder rights. Given that the long-term interests of shareholders are the paramount objective, we do not always support the management of companies and may vote against management from time to time. We also reserve the right to deviate from our voting guidelines to take into account company-specific circumstances.
The complete version of these guidelines can be found under the following links:
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guide-lines.pdf
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf
Pictet Asset Management’s voting guidelines are reviewed every year and adapted as appropriate to reflect the specificities of certain regions and/or ownership structures.
12 See Appendix D for further details on Good Corporate Governance Practices.
4.4 Research & Decision Making
To assist us in performing our proxy voting responsibilities, Pictet Asset Management uses the services of third-party specialists to provide research and to facilitate the execution of voting decisions at all relevant company meetings worldwide.
Third party specialists are tasked with collecting meeting notices for all holdings and researching the implications of every resolution according to voting guidelines defined by Pictet Asset Management. All recommendations are communicated to relevant investment teams and the Environmental Social Governance (ESG) team.
Pictet Asset Management retains full discretion over all voting decisions and always reserves the right to deviate from third party voting recommendations, on a case by case basis, in order to act in the best interests of our clients. Such divergences may be initiated by investment teams or by the ESG team and must be supported by written rationale.
In instances when consensus cannot be reached between the investments teams and ESG team, the decision is escalated to relevant Chief Investment Officers (CIOs) and, if necessary, the Head of Investments.

4.5 Security Lending
Security lending can impair our ability to execute our voting rights. As a result, investment teams wishing to exercise full voting rights have two options:
˃
Recalling shares on loan on a case-by-case basis
˃
Removing a portfolio from the securities lending pool
4.6 Shareholder Resolutions
Shareholder resolutions at Annual General Meetings (AGMs)/Extraordinary General Meetings (EGMs) are evaluated in accordance with Pictet Asset Management’s voting guidelines. Evaluations are based on their own merits and are supported when they would improve the company’s corporate governance or business profile at a reasonable cost.
Pictet Asset Management does not usually assume the role of an activist investor and does not initiate shareholder resolutions or shareholder groups. However, Pictet Asset Management may consider supporting the submission of shareholder resolutions initiated by third-parties, or joining shareholder groups, based on the following criteria:
˃
How would the proposal enhance or protect shareholder value in the short-term and long-term?
˃
Liquidity and other technical issues that may impact specific portfolios, such as a share blocking period between the submission and the general assembly.
˃
Legal and compliance issues (such as concert party action or transparency requirements relating to ownership size).
Supporting the submission of a shareholder resolution, including the number of shares and corresponding accounts earmarked to support the submission, is subject to agreement by relevant investment teams and the ESG team. In cases where no consensus is reached, the decision is escalated to the relevant Chief Investment Officer and, if necessary, the Head of Investments.
5. CONFLICTS OF INTEREST
Pictet Asset Management is an independent asset manager and consequently is free of many of the conflicts of interest that are faced by larger or more dependent financial institutions.
However, we recognise that conflicts of interest may arise within the context of exercising our Responsible Investment activities. For example, we may face firmwide conflicts of interest when voting against management of a company who is a client, or whose pension scheme or senior management are clients of Pictet Asset Management. Likewise, personal conflicts of interest may arise
Pictet Asset Management’s Executive Committee is responsible for establishing a framework, implementing systems, controls and procedures to identify, escalate and manage conflicts of interest, including those arising from issuer engagement or proxy voting. Every employee is responsible for identifying and escalating potential conflicts of interest so that they may be appropriately managed and resolved. All of our staff are required to undertake regular training to ensure they are aware of their obligations and adhere to this policy. Our policy can be viewed here: https://am.pictet/-/media/pam/pam-common-gallery/article-content/2016/graphs/pictet-asset-management/compliance/conflicts-of-interest-policy.pdf.
Any material conflict of interest arising in the performance of our Responsible Investment activities are referred to the relevant CIO and Pictet Asset Management’s ESG team to ensure that we always act in the best interests of our clients. If necessary, issues may be raised to Pictet Asset Management’s Head of Investments and/or CEO for determination.

Sound Point Capital Management, LP
Policy Regarding Proxy Voting
Purpose and Scope
The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).
General Policy
Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.
Proxy Voting Policy
Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.
Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.
These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.
Proxy Voting Procedures
Procedures
The CCO or his or her designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.
Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his or her designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.
Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest
Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders. The following conflicts of interest are monitored and the results are presented to the Conflicts Committee as they arise or on a quarterly basis if there are no conflicts identified; director candidates related to Sound Point, shareholder proposals from Sound Point, its affiliates or clients; votes by portfolio managers where securities are also held in their personal accounts; and votes in securities where Sound Point has a material position.
Limitations on Proxy Voting
Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.
Disclosure to Clients
Form ADV Disclosure
Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.
Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.
Client Requests for Information
Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.
Recordkeeping
In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:
(i)
a copy of this Policy;
(ii)
a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;
(iii)
a record of each vote cast by Sound Point on behalf of its Clients;
(iv)
a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and
(v)
a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.
To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.
Additionally, Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.
Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

Policy on Proxy Voting
Spectrum Asset Management, Inc.
For Investment Advisory Clients:
General Policy
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:
Standards:
Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:
•
That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.
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That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
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That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.
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That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
•
That Spectrum will implement a reasonable and sound basis to vote proxies.
Processes:
A. Following ISS’ Recommendations
Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.
From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.
B. Disregarding ISS’ Recommendations
Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against ISS Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the three categories below. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.
Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”
As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it. This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.
Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.
Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:
•
Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
•
Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
•
Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).
In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:
•
A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
•
Publicly available information.
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Information generally known within Spectrum.
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Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.
•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).
The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” - On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.
Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:
1.
Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000. Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).
2.
Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.
If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.
Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.
Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

Proxy Voting Guidelines
CATEGORY I: Routine Administrative Items
Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:
1.
selection of auditors
2.
increasing the authorized number of common shares
3.
election of unopposed directors
CATEGORY II: Special Interest Issues
Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.
CATEGORY III: Issues Having the Potential for Significant Economic Impact
Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.
1.
Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.
2.
Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.
3.
Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.
4.
Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.
5.
Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
6.
Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy
Report for Proxy Vote(s) Against ISS Recommendation(s)
This form should be completed in instances in which Spectrum Portfolio Manager(s) decide to vote against ISS recommendations.
1. Security Name I Symbol:

2. Issue up for vote:

3. Summary of ISS recommendation (see attached full ISS recommendation):

4. Reasons for voting against ISS recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No
Name of individual contacted:
Date:
7. Contacted other Spectrum portfolio managers who have position in same security:
Yes / No
Name of individual contacted:
Date:
8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:
Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Wellington Management
Global Proxy Policy And Procedures
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of policy
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Votes all proxies in the best interests of the client for whom it is voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers.
The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with the research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in nonelectronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as required by the EU Shareholder Rights Directive II (“SRD-II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.Dated 1 September 2020

Westchester Capital Management, LLC

Proxy and Corporate Action Voting
Policies and Procedures (AS ADOPTED OCTOBER 1, 2021)
I. POLICY & DELEGATION OF AUTHORITY
Westchester Capital Management, LLC (“Adviser”) acts as subadviser to The Merger Fund, The Merger Fund VL, Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund (collectively, the “Virtus Subadvised Funds”) and may act as subadviser for one or more additional funds from time-to-time (each a “Subadvised Fund” and together with the Virtus Subadvised Funds, the “Funds”). The Adviser has been delegated authority to vote proxies related to the Funds’ portfolio holdings in accordance with these Proxy and Corporate Action Voting Policies and Procedures (the “Policy”). The Adviser has full authority to vote proxies and to act with respect to other shareholder or corporate actions on behalf of each Fund. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.
The Adviser shall consider each proxy proposal separately from all others. In that regard, the Adviser will seek to vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with this Policy. When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser manages Funds that pursue event-driven, merger-arbitrage and/or credit event strategies, which are generally designed to profit upon the completion of a merger, reorganization or other corporate event. When the Adviser determines that a proposal affects its investment thesis or a Fund’s investment objectives or strategies, the Adviser will vote proxies in a manner consistent with its investment thesis and to seek to maximize the economic value of the investment for the Fund.
II. PURPOSE
The purpose of this Policy is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
III. PROCEDURES
The Adviser’s Chief Compliance Officer or his or her designee is ultimately responsible for ensuring that all proxies received by the Adviser are voted in accordance with this Policy and in a manner consistent with the Adviser’s determination of each Fund’s best interests. Although many proxy proposals can be voted in accordance with a Fund’s established Guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser make an exception to the Guidelines.
The Chief Compliance Officer or his or her designee is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.
A.
Conflicts of Interest1
Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:
1.
Vote in Accordance with the Guidelines. The Adviser shall vote in accordance with the Guidelines; or
2.
Obtain Consent. The Adviser will disclose the conflict to the Fund’s investment adviser, and recommend a proposed vote on the proposal. The disclosure shall include information regarding the matter to be voted on, the nature of the Adviser’s conflict such that the recipient of the information would be able to make an informed decision regarding the vote, and the basis of the Adviser’s recommendation. If the Fund’s investment adviser does not respond to such a conflict-disclosure request with a timely instruction, the Adviser may vote in accordance with the Adviser’s recommendation or, in its discretion, abstain from voting the securities held by that Fund’s account.
The Adviser’s Chief Compliance Officer or his or her designee will review proxy proposals for conflicts of interest as part of the overall vote review process.
B. Resources
The Adviser may retain third-party services to provide research, summary information and/or recommendations with respect to proposals on which the Adviser must vote on behalf of its Fund clients. The Adviser may also retain third-party service providers to assist with the ministerial act of voting proxies and reporting the Adviser’s or a Fund’s proxy voting record. The Adviser may reasonably rely on information or recommendations provided by such third parties.

C.
Limitations
In certain circumstances, in accordance with a Fund’s sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser may limit its role in voting proxies:
1.
Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party. This limitation does not apply to any Funds currently.
2.
Terminated Account: If the Adviser’s investment advisory relationship with a Fund is terminated, the Adviser will cease voting proxies on behalf of that Fund as soon as reasonably practicable.
3.
Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not generally vote proxies received for securities which are no longer held by the Fund’s account.
4.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser will seek to call the loan in time to vote the securities or the Adviser will seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests. There can be no assurance the Adviser will be able to call any loan in a manner that will allow the Adviser to vote on the related proposal in a timely manner.
5.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. For example, the Adviser may determine not to vote proxies regarding a non-material proposal that are provided only in a foreign language if voting the proxy would require the Fund to incur significant translation costs.
D.
Proxies Issued by Underlying Investment Companies
To the extent a Fund invests in other investment companies that are not affiliated with the Fund in reliance on Section 12(d)(1)(E) or (F) of the 1940 Act (“Underlying Funds”), the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted, or in accordance with instructions received from other shareholders of the Underlying Fund, pursuant to Section 12(d)(1)(E) or (F) of the 1940 Act.
E.
Periodic Reviews
1.
Annual Compliance Review: On an annual basis, the Adviser shall complete a review of the proxies voted during the prior year to determine if proxies were voted in a manner consistent with this Policy (the “Compliance Review”). The Compliance Review shall be completed by personnel of the Adviser that have no authority for voting decisions as part of the Adviser’s process for voting proxies. The Compliance Review may be conducted using a random sampling of proxies voted by the Adviser during the period.
2.
Annual Review of Policy: Each year, the Adviser’s Chief Compliance Officer (or his or her designee) shall conduct a review of this Policy and make necessary changes to the Policy that arise out of the review, including any recommended updates to the established Guidelines (see Section V. below, “Guidelines”). As part of the Annual Review, the Chief Compliance Officer (or his or her designee) shall consider industry developments regarding proxy voting through such methods as it determines appropriate, including, for example, publications from the International Corporate Governance Network’s Global Corporate Governance Principles and the Council of Institutional Investors’ Corporate Governance Policies regarding common shareholder proposals.
IV. RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.
V. PROXY VOTING GUIDELINES
The following proxy voting guidelines (the “Guidelines”) apply to each proposal on which the Adviser is authorized to act unless the Adviser determines that a different voting result is in the best interest of the Fund holding the securities to which the proposal relates.
These Guidelines are not intended to address every potential proposal that an Adviser may need to consider and are not in every instance intended to be construed as rigid voting rules. In respect of proposals that the Adviser determines are reasonably likely to have a material economic effect on a Fund’s investment and that are not addressed below, the Adviser will generally vote in accordance with management’s recommendations.
The following Guidelines are grouped according to broad classifications for each type of proposal.
A.
Board of Directors
1.
The Adviser will generally vote in favor of incumbent and board- nominated directors, unless any such director appears to have demonstrably failed to exercise reasonable business judgment or care or the Adviser determines that the director has failed to take action that is in the best interest of the issuer for which he or she serves as a Director.
2.
The Adviser will generally vote in favor of charter or bylaw amendments or other proposals that seek to expand the indemnification available to directors or otherwise limit their liability, but the Adviser may oppose such proposals if they would provide indemnity or limit liability for breaches of the duty of loyalty or care, intentional misconduct, or interested-director transactions.
3.
The Adviser will generally vote in favor of proposals that call for directors to be elected by an affirmative majority of votes cast. The Adviser may vote against a proposal that requires majority voting in contested elections.
4.
The Adviser will generally vote against the imposition of supermajority voting requirements and will vote for proposals seeking the removal of supermajority voting requirements.
5.
The Adviser will generally oppose proposals that seek to establish cumulative voting rights for shareholders.
6.
The Adviser will generally vote against shareholder proposals to impose age or term limits or to establish a mandatory retirement age for directors on a board or committee, to change the size of a board or committee, or to limit the pool of directors that can be chosen for a board or committee.
7.
The Adviser will generally vote for the declassification of an existing “classified board” (i.e., one on which directors are divided into classes, each of which is elected on a staggered schedule). Similarly, the Adviser will generally vote against any proposal to implement a classified board.
8.
In contested director elections, the Adviser will vote proxies on a case- by-case basis evaluating factors including, but not limited to, qualifications of the nominees, reasons a dissident shareholder is pursuing a contested election, the nature of the dissident shareholder’s concerns, and whether a change in the board would be likely to address the dissident shareholder’s concerns.
9.
The Adviser will vote proxy access proposals (those that seek to provide shareholders with greater access to the ability to nominate directors) on a case-by-case basis with consideration given to, among other things, the economic and long-term interests of the Funds which holds the securities to which proposal relates.
B.
Auditors and Audit-Related Issues
1.
The Adviser will typically vote in favor of the approval or ratification of a company’s auditors, except it may withhold its vote in cases where management is seeking to replace the current auditors and there has been a dispute over audit policies or practices or disagreement regarding the company’s recent financial statements.

C.
Proposals Regarding Changes to a Company’s Capital Structure
1.
The Adviser will typically oppose proposals to issue “blank check” preferred stock (preferred stock with unspecified voting, conversion and/or other features), except in cases where the company has publicly stated that the blank check preferred shares will not be used for anti- takeover purposes or has identifiable legitimate financing objectives for the issuance of such blank check preferred shares.
2.
The Adviser will generally vote against proposals that seek to establish a class of common stock with separate or superior voting rights to existing common stock.
3.
The Adviser will generally vote against proposals that would allow for the use of a poison pill and vote for proposals that would eliminate a company’s ability to use a poison pill or restrict the conditions under which a poison pill may be used (e.g., by requiring shareholder approval).
4.
The Adviser will evaluate proposals to eliminate dual-class voting structures on a case-by-case basis and shall consider the costs associated with a restructuring of the current voting structure and the expected benefits to shareholders.
5.
The Adviser will oppose proposals requesting increases in authorized common or preferred stock where management provides no acceptable explanation for the expected use of or need for these additional shares or in cases where the Adviser determines that the additional stock is intended to be used to establish an anti-takeover mechanism for the company.
6.
The Adviser will generally vote in favor of stock splits or reverse stock splits if the proposal would not substantively impact the economic value or voting rights of the stock that would be impacted by the split.
D.
Compensation of Directors and Employees
1.
The Adviser will generally vote in favor of stock incentive plans submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, unless the Adviser determines that the performance criteria is inappropriate or poorly defined under the plan or that the maximum incentive payments are not excessive.
2.
The Adviser will generally vote in favor of employee stock purchase plans that permit an issuer’s employees to purchase stock of the issuer at a discount to market value.
3.
The Adviser will consider proposals regarding severance agreements that provide for compensation to management (golden parachutes) on a case- by-case basis taking into account the following considerations:
a.
The Adviser will generally vote in favor of proposals requesting that implementation of such arrangements be subject to shareholder approval;
b.
The Adviser will generally vote in favor of proposals requiring shareholder approval of plans in which the severance payment would exceed 300% of the executive’s current salary and bonus (including equity compensation); and
c.
For proposals regarding approval of proposed severance plans, the Adviser will evaluate such proposals on a case-by-case basis taking into consideration whether it considers the proposed plan to be in the best interests of shareholders, whether the compensation payable thereunder is comparable to similar plans of peer companies, whether such compensation is excessive, whether compensation is payable irrespective of the recipient’s continued employment with the employer, and whether such plan may have the effect of rewarding management that has failed to effectively manage the company.
4.
The Adviser will generally vote in favor of claw back proposals (those designed to seek recoupment of bonuses paid to company executives) regarding fraudulent or deceptive business practices.
E.
Political, Environmental or Social Issues
1.
Proposals in this category typically request that the issuer disclose or amend certain business practices. The Adviser generally believes that these are “ordinary business matters” that are primarily the responsibility of the issuer’s management and should be evaluated and approved primarily by the issuer’s board of directors. Often, these proposals may address concerns with which the Adviser’s personnel philosophically agree, but absent a compelling economic effect on shareholder value, the Adviser will typically abstain from voting on these proposals. This reflects the belief that regardless of the Adviser’s (or its employees’) perspective on an issue, these decisions should be the province of the issuer’s management unless they have a significant, tangible effect on the value of an investment in the issuer and management has not been responsive to the matter.
F.
Proposals Regarding Voting Procedures & Miscellaneous
1.
The Adviser will generally vote for proposals that seek to establish or enhance the confidentiality of the shareholder voting process.
2.
The Adviser will generally vote in favor of proposals seeking to eliminate preemptive rights for shareholders. Although the Adviser generally supports elimination of preemptive rights, it may oppose the elimination of limited preemptive rights (for example, preemptive rights that are invoked on proposed secondary issuances in situations where the secondary issuance would result in more than an acceptable level of dilution of existing shareholder’s rights).
3.
The Adviser will generally vote for proposals seeking to provide shareholders with the right to call a special meeting.
4.
The Adviser will generally vote against proposals that seek to establish “fair price” provisions in the event of a corporate takeover.
5.
The Adviser will generally vote against proposals that seek to permit “greenmail” (proposals that would allow a company to repurchase shares at a premium from a large shareholder who is seeking to take over a company through a proxy contest or other means).
6.
The Adviser will generally vote for proposals that seek to establish the date and location of a company’s annual meeting.
1
Due to the nature of the Adviser’s business, its focus on a limited number of investment strategies, and its absence of affiliated entities engaged in other lines of business, it is not anticipated that material conflicts of interest will arise with any frequency.